                                                                 EXECUTION COPY
===============================================================================


                               AKI HOLDING CORP.


                                  $50,000,000

                  -------------------------------------------
                  13 1/2% SENIOR DISCOUNT DEBENTURES DUE 2009
                  -------------------------------------------

                           --------------------------
                                   INDENTURE

                           DATED AS OF JUNE 25, 1998
                           --------------------------


                      STATE STREET BANK AND TRUST COMPANY

                                    Trustee


===============================================================================

                                              CROSS-REFERENCE TABLE*

Trust Indenture Act Section                                                                  Indenture Section
310(a)(1).................................................................................................7.10
(a)(2) ...................................................................................................7.10
(a)(3)....................................................................................................N.A.
(a)(4)....................................................................................................N.A.
(a)(5)....................................................................................................7.10
(b)  .....................................................................................................7.10
(c)  .....................................................................................................N.A.
311(a)....................................................................................................7.11
(b)  .....................................................................................................7.11
(c)  .....................................................................................................N.A.
312 (a)...................................................................................................2.05
(b)  .....................................................................................................11.03
(c)  .....................................................................................................11.03
313(a)....................................................................................................7.06
(b)(1)....................................................................................................10.03
(b)(2)....................................................................................................7.07
(c)  .....................................................................................................7.06;
                                                                                                          11.02
(d)  .....................................................................................................7.06
314(a)....................................................................................................4.03;
                                                                                                          11.02
(b)  .....................................................................................................10.02
(c)(1)....................................................................................................11.04
(c)(2)....................................................................................................11.04
(c)(3)....................................................................................................N.A.
(e)  .....................................................................................................11.05
(f)  .....................................................................................................N.A.
315 (a)...................................................................................................7.01
(b)  .....................................................................................................7.05,
                                                                                                          11.02
(c)  .....................................................................................................7.01
(d)  .....................................................................................................7.01
(e)  .....................................................................................................6.11
316 (a)(last sentence)....................................................................................2.09
(a)(1)(A).................................................................................................6.05
(a)(1)(B).................................................................................................6.04
(a)(2)....................................................................................................N.A.
(b)  .....................................................................................................6.07
(c)  .....................................................................................................2.12
317(a)(1).................................................................................................6.08
(a)(2)....................................................................................................6.09
(b)  .....................................................................................................2.04
318(a)....................................................................................................11.01
(b)  .....................................................................................................N.A.
(c)  .....................................................................................................11.01

N.A. means not applicable.
*This Cross-Reference Table is not part of the Indenture.

                               TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
ARTICLE 1. DEFINITIONS AND INCORPORATION BY REFERENCE.............................................................1

   SECTION 1.01. DEFINITIONS......................................................................................1

   SECTION 1.02. OTHER DEFINITIONS...............................................................................14

   SECTION 1.03. TRUST INDENTURE ACT TERMS.......................................................................14

   SECTION 1.04. RULES OF CONSTRUCTION...........................................................................15


ARTICLE 2. THE DEBENTURES........................................................................................15

   SECTION 2.01. FORM AND DATING.................................................................................15

   SECTION 2.02. EXECUTION AND AUTHENTICATION....................................................................16

   SECTION 2.03. REGISTRAR AND PAYING AGENT......................................................................17

   SECTION 2.04. PAYING AGENT TO HOLD MONEY IN TRUST.............................................................17

   SECTION 2.05. HOLDER LISTS....................................................................................17

   SECTION 2.06. TRANSFER AND EXCHANGE...........................................................................18

   SECTION 2.07. REPLACEMENT DEBENTURES..........................................................................29

   SECTION 2.08. OUTSTANDING DEBENTURES..........................................................................30

   SECTION 2.09. TREASURY DEBENTURES.............................................................................30

   SECTION 2.10. TEMPORARY DEBENTURES............................................................................30

   SECTION 2.11. CANCELLATION....................................................................................30

   SECTION 2.12. DEFAULTED INTEREST..............................................................................31


ARTICLE 3. REDEMPTION AND PREPAYMENT.............................................................................31

   SECTION 3.01. NOTICES TO TRUSTEE..............................................................................31

   SECTION 3.02. SELECTION OF DEBENTURES TO BE REDEEMED..........................................................31

   SECTION 3.03. NOTICE OF REDEMPTION............................................................................32

   SECTION 3.04. EFFECT OF NOTICE OF REDEMPTION..................................................................32

                                       i

   SECTION 3.05. DEPOSIT OF REDEMPTION PRICE.....................................................................32

   SECTION 3.06. DEBENTURES REDEEMED IN PART.....................................................................33

   SECTION 3.07. OPTIONAL REDEMPTION.............................................................................33

   SECTION 3.08. NO MANDATORY REDEMPTION OR SINKING FUND PAYMENTS................................................33

   SECTION 3.09. OFFER TO PURCHASE BY APPLICATION OF EXCESS PROCEEDS.............................................34


ARTICLE 4. COVENANTS.............................................................................................35

   SECTION 4.01. PAYMENT OF DEBENTURES...........................................................................35

   SECTION 4.02. MAINTENANCE OF OFFICE OR AGENCY.................................................................36

   SECTION 4.03. REPORTS.........................................................................................36

   SECTION 4.04. COMPLIANCE CERTIFICATE..........................................................................36

   SECTION 4.05. TAXES...........................................................................................37

   SECTION 4.06. STAY, EXTENSION AND USURY LAWS..................................................................37

   SECTION 4.07. RESTRICTED PAYMENTS.............................................................................37

   SECTION 4.08. DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES..................................40

   SECTION 4.09. INCURRENCE OF INDEBTEDNESS AND ISSUANCE OF PREFERRED STOCK......................................40

   SECTION 4.10. ASSET SALES.....................................................................................43

   SECTION 4.11. TRANSACTIONS WITH AFFILIATES....................................................................43

   SECTION 4.12. LIENS...........................................................................................44

   SECTION 4.13. BUSINESS ACTIVITIES.............................................................................44

   SECTION 4.14. CORPORATE EXISTENCE.............................................................................44

   SECTION 4.15. OFFER TO REPURCHASE UPON CHANGE OF CONTROL......................................................45

   SECTION 4.16. LIMITATION ON SALE AND LEASEBACK TRANSACTIONS...................................................45


ARTICLE 5. SUCCESSORS............................................................................................46

   SECTION 5.01. MERGER, CONSOLIDATION, OR SALE OF ASSETS........................................................46

   SECTION 5.02. SUCCESSOR CORPORATION SUBSTITUTED...............................................................46


ARTICLE 6. DEFAULTS AND REMEDIES.................................................................................47

                                      ii

   SECTION 6.01. EVENTS OF DEFAULT...............................................................................47

   SECTION 6.02. ACCELERATION....................................................................................48

   SECTION 6.03. OTHER REMEDIES..................................................................................49

   SECTION 6.04. WAIVER OF PAST DEFAULTS.........................................................................49

   SECTION 6.05. CONTROL BY MAJORITY.............................................................................49

   SECTION 6.06. LIMITATION ON SUITS.............................................................................49

   SECTION 6.07. RIGHTS OF HOLDERS OF DEBENTURES TO RECEIVE PAYMENT..............................................50

   SECTION 6.08. COLLECTION SUIT BY TRUSTEE......................................................................50

   SECTION 6.09. TRUSTEE MAY FILE PROOFS OF CLAIM................................................................50

   SECTION 6.10. PRIORITIES......................................................................................51

   SECTION 6.11. UNDERTAKING FOR COSTS...........................................................................51


ARTICLE 7. TRUSTEE...............................................................................................51

   SECTION 7.01. DUTIES OF TRUSTEE...............................................................................51

   SECTION 7.02. RIGHTS OF TRUSTEE...............................................................................52

   SECTION 7.03. INDIVIDUAL RIGHTS OF TRUSTEE....................................................................53

   SECTION 7.04. TRUSTEE'S DISCLAIMER............................................................................53

   SECTION 7.05. NOTICE OF DEFAULTS..............................................................................53

   SECTION 7.06. REPORTS BY TRUSTEE TO HOLDERS OF THE DEBENTURES.................................................54

   SECTION 7.07. COMPENSATION AND INDEMNITY......................................................................54

   SECTION 7.08. REPLACEMENT OF TRUSTEE..........................................................................55

   SECTION 7.09. SUCCESSOR TRUSTEE BY MERGER, ETC................................................................56

   SECTION 7.10. ELIGIBILITY; DISQUALIFICATION...................................................................56

   SECTION 7.11. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY...............................................56


ARTICLE 8. LEGAL DEFEASANCE AND COVENANT DEFEASANCE..............................................................56

   SECTION 8.01. OPTION TO EFFECT LEGAL DEFEASANCE OR COVENANT DEFEASANCE........................................56

   SECTION 8.02. LEGAL DEFEASANCE AND DISCHARGE..................................................................56

                                      iii

   SECTION 8.03. COVENANT DEFEASANCE.............................................................................57

   SECTION 8.04. CONDITIONS TO LEGAL OR COVENANT DEFEASANCE......................................................57

   SECTION 8.05. DEPOSITED MONEY AND GOVERNMENT SECURITIES TO BE HELD IN TRUST; OTHER
                 MISCELLANEOUS PROVISIONS........................................................................58

   SECTION 8.06. REPAYMENT TO COMPANY............................................................................59

   SECTION 8.07. REINSTATEMENT...................................................................................59


ARTICLE 9. AMENDMENT, SUPPLEMENT AND WAIVER......................................................................59

   SECTION 9.01. WITHOUT CONSENT OF HOLDERS OF DEBENTURES........................................................59

   SECTION 9.02. WITH CONSENT OF HOLDERS OF DEBENTURES...........................................................60

   SECTION 9.03. COMPLIANCE WITH TRUST INDENTURE ACT.............................................................61

   SECTION 9.04. REVOCATION AND EFFECT OF CONSENTS...............................................................61

   SECTION 9.05. NOTATION ON OR EXCHANGE OF DEBENTURES...........................................................61

   SECTION 9.06. TRUSTEE TO SIGN AMENDMENTS, ETC.................................................................62


ARTICLE 10. MISCELLANEOUS........................................................................................62

   SECTION 10.01. TRUST INDENTURE ACT CONTROLS...................................................................62

   SECTION 10.02. NOTICES........................................................................................62

   SECTION 10.03. COMMUNICATION BY HOLDERS OF DEBENTURES WITH OTHER HOLDERS OF DEBENTURES........................63

   SECTION 10.04. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.............................................63

   SECTION 10.05. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION..................................................64

   SECTION 10.06. RULES BY TRUSTEE AND AGENTS....................................................................64

   SECTION 10.07. NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES AND STOCKHOLDERS.......................64

   SECTION 10.08. GOVERNING LAW..................................................................................64

   SECTION 10.09. NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS..................................................65

   SECTION 10.10. SUCCESSORS.....................................................................................65

   SECTION 10.11. SEVERABILITY...................................................................................65

   SECTION 10.12. COUNTERPART ORIGINALS..........................................................................65

   SECTION 10.13. TABLE OF CONTENTS, HEADINGS, ETC...............................................................65

EXHIBITS
Exhibit A: FORM OF NOTE
Exhibit B: FORM OF CERTIFICATE OF TRANSFER
Exhibit C: FORM OF CERTIFICATE OF EXCHANGE
Exhibit D: FORM OF CERTIFICATE OF ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR

                  INDENTURE dated as of June 25, 1998 between AKI Holding Corp., a Delaware corporation ("Holding"), and State Street Bank and Trust Company, as trustee (the "Trustee").

                  Holding and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the 13 1/2% Senior Discount Debentures due 2009 (the "Series A Debentures") and the new 13 1/2% Senior Discount Debentures due 2009 to be issued pursuant to the Debenture Registration Rights Agreement (the "Series B Debentures" and, together with the Series A Debentures, the "Debentures"):

                                   ARTICLE 1.
                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.     DEFINITIONS.

                  "144A Global Debenture" means a global note in the form of Exhibit A-1 hereto bearing the Global Debenture Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Debentures sold in reliance on Rule 144A.

                  "Accreted Value" means for each $1,000 of Debentures, as of any date of determination prior to July 1, 2003, the sum of (i) the initial offering price of each Debenture and (ii) that portion of the excess of the principal amount of each Debenture over such initial offering price which shall have been accreted thereon through such date, such amount to be so accreted on a daily basis and compounded semi-annually on each January 1 and July 1 at the rate of 13 1/2% per annum from the date of issuance of the Debentures through the date of determination.

                  "Acquired Debt" means, with respect to any specified Person,
(i) Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of such specified Person, including, without limitation, Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Subsidiary of such specified Person, and (ii) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

                  "Agent" means any Registrar, Paying Agent or co-registrar.

                  "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Debenture, the rules and procedures of the Depositary, Euroclear and Cedel that apply to such transfer or exchange.

                  "Asset Sale" means (i) the sale, lease, conveyance or other disposition (a "disposition") of any assets or rights (including, without limitation, by way of a sale and leaseback) provided that the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company and its Restricted Subsidiaries taken as a whole will be governed by 4.15 and 5.01 and not by the provisions of the Section 4.10 hereof, and (ii) the issue or sale by Holding or any of its Restricted Subsidiaries of Equity Interests of any of Holding's Restricted Subsidiaries, in the case of either clause (i) or (ii), whether in a single transaction or a series of related transactions (a) that have a fair market value in excess of $3.0 million or (b) for net proceeds in excess of $3.0 million. Notwithstanding the foregoing the following items shall not be deemed to be Asset Sales: (i) a disposition of assets by Holding to a Restricted Subsidiary or by a Restricted Subsidiary to Holding or to another Restricted Subsidiary, (ii) an issuance of Equity Interests by a Restricted Subsidiary to Holding or to another Restricted Subsidiary, (iii) a Restricted Payment that is permitted by Section 4.07 hereof, (iv) a disposition in the ordinary course of business, (v) the sale and leaseback of any assets within 90 days of the acquisition thereof, (vi) foreclosures on assets and (vii) any exchange of property pursuant to Section 1031 on the Internal Revenue Code of 1986, as amended, for use in a Related Business.

                  "Attributable Debt" in respect of a sale and leaseback transaction means, at the time of determination, the present value (discounted at the rate of interest implicit in such transaction, determined in accordance with GAAP) of the obligation of the lessee for net rental payments during the remaining term of the lease included in such sale and leaseback transaction (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

                  "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

                  "Board of Directors" means the board of directors of Holding.

                  "Business Day" means any day other than a Legal Holiday.

                  "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized on a balance sheet in accordance with GAAP.

                  "Capital Stock" means (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

                  "Cash Equivalents" means (i) United States dollars, (ii) Government Securities having maturities of not more than six months from the date of acquisition, (iii) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any lender party to the Credit Agreement or with any domestic commercial bank having capital and surplus in excess of $500 million and a Thompson Bank Watch Rating of "B" or better, (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (ii) and (iii) above entered into with any financial institution meeting the qualifications specified in clause (iii) above, (v) commercial paper having the rating of "P-2" (or higher) from Moody's Investors Service, Inc. or "A-3" (or higher) from Standard & Poor's Corporation and in each case maturing within six months after the date of acquisition and (vi) any fund investing exclusively in investments of the type described in clauses (i) through (v) above.

                  "Cedel" means Cedel Bank, SA.

                  "Change of Control" means the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of Holding and its Subsidiaries taken as a whole to any "person" (as such term is used in Section 13(d)(3) of the Exchange Act) other than the Principals or their Related Parties (as defined below), (ii) the adoption of a plan relating to the liquidation or dissolution of Holding, (iii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above), other than the Principals and their Related Parties, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act, directly or indirectly, of more than 50% of the Voting Stock of Holding (measured by voting power rather than number of shares), or (iv) the first day on which a majority of the members of the Board of Directors of Holding are not Continuing Directors.

                  "Company" means AKI, Inc., a Delaware corporation, and any and all successors thereto.

                  "Consolidated Cash Flow" means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period plus
(i) an amount equal to any extraordinary loss plus any net loss realized in connection with an Asset Sale (to the extent such losses were deducted in computing such Consolidated Net Income), plus (ii) provision for taxes based on income or profits of such Person and its Subsidiaries for such period, to the extent that such provision for taxes was included in computing such Consolidated Net Income, plus (iii) consolidated interest expense of such Person and its Subsidiaries for such period, whether paid or accrued and whether or not capitalized (including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net payments (if any) pursuant to Hedging Obligations), to the extent that any such expense was deducted in computing such Consolidated Net Income, plus (iv) depreciation, amortization (including amortization of goodwill and other intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period) and other non-cash charges (excluding any such non-cash charge to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense that was paid in a prior period) of such Person and its Subsidiaries for such period to the extent that such depreciation, amortization and other non-cash expenses were deducted in computing such Consolidated Net Income, plus (v) expenses and charges of Holding or the Company related to the Refinancing which are paid, taken or otherwise accounted for within 90 days of the consummation of the Refinancing, plus (vi) any non-capitalized transaction costs incurred in connection with actual or proposed financings, acquisitions or divestitures (including, but not limited to, financing and refinancing fees and costs incurred in connection with the Refinancing). Notwithstanding the foregoing, the provision for taxes on the income or profits of, and the depreciation and amortization and other non-cash charges of, a Subsidiary of the referent Person shall be added to Consolidated Net Income to compute Consolidated Cash Flow only to the extent (and in the same proportion) that Net Income of such Subsidiary was included in calculating Consolidated Net Income of such Person.

                  "Consolidated Interest Expense" means, with respect to any Person for any period, the sum of, without duplication, (a) the interest expense of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP (including amortization of original issue discount, non-cash interest payments, the interest component of all payments associated with Capital Lease Obligations, imputed interest with respect to Attributable Debt, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net payments, if any, pursuant to Hedging Obligations; provided that in no event shall any amortization of deferred financing costs be included in Consolidated Interest Expense); and (b) the consolidated capitalized interest of such Person and its Restricted Subsidiaries for such period, whether paid or accrued. Notwithstanding the foregoing, the Consolidated Interest Expense with respect to any Restricted Subsidiary that is not a Wholly Owned Restricted Subsidiary shall be included only to the extent (and in the same proportion) that the net income of such Restricted Subsidiary was included in calculating Consolidated Net Income.

                  "Consolidated Net Income" means, with respect to any Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided that (i) the Net Income (but not loss) of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the referent Person or a Restricted Subsidiary thereof, (ii) the Net Income of any Restricted Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary or its stockholders, (iii) the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded, (iv) the cumulative effect of a change in accounting principles shall be excluded and (v) the Net Income of any Unrestricted Subsidiary shall be excluded, whether or not distributed to Holding or one of its Restricted Subsidiaries for purposes of Section 4.09 hereof and shall be included for purposes of Section 4.07 hereof only to the extent of the amount of dividends or distributions paid in cash to Holding or one of its Restricted Subsidiaries.

                  "Continuing Directors" means, as of any date of determination, any member of the Board of Directors of Holding who (i) was a member of such Board of Directors on the date of this Indenture or (ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

                  "Corporate Trust Office of the Trustee" shall be at the address of the Trustee specified in Section 10.02 hereof or such other address as to which the Trustee may give notice to Holding.

                  "Credit Agreement" means that certain Credit Agreement, dated as of April 30, 1996, as amended on December 12, 1997, between the Company and Heller Financial, Inc., providing for revolving credit borrowings, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, and in each case as amended, modified, renewed, refunded, replaced or refinanced from time to time.

                  "Custodian" means the Trustee, as custodian with respect to the Debenture in global form, or any successor entity thereto.

                  "Debenture Registration Rights Agreement" means the Debenture Registration Rights Agreement, dated as of June 25, 1998, by and among Holding and the other parties named on the signature pages thereof, as such agreement may be amended, modified or supplemented from time to time.

                  "Debentures" has the meaning assigned to it in the preamble to this Indenture.

                  "Default" means any event that is, or with the passage of time or the giving of notice or both would be an Event of Default.

                  "Definitive Debenture" means a certificated Debenture registered in the name of the Holder thereof and issued in accordance with
Section 2.06 hereof, in the form of Exhibit A-1 hereto except that such Debenture shall not bear the Global Debenture Legend and shall not have the "Schedule of Exchanges of Interests in the Global Debenture" attached thereto.

                  "Depositary" means, with respect to the Debentures issuable or issued in whole or in part in global form, the Person specified in Section
2.03 hereof as the Depositary with respect to the Debentures, and any and all successors thereto appointed as depositary hereunder and having become such pursuant to the applicable provision of this Indenture.

                  "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the Holder thereof, in whole or in part, on or prior to the date that is 91 days after the date on which the Debentures mature; provided, however, that any Capital Stock that would not qualify as Disqualified Stock but for change of control provisions shall not constitute Disqualified Stock if the provisions are not more favorable to the holders of such Capital Stock than the provisions described under Section 4.15 hereof applicable to the Holders of the Debentures.

                  "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

                  "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "Exchange Debentures" means the Debentures issued in the Exchange Offer pursuant to Section 2.06(f) hereof.

                  "Exchange Offer" has the meaning set forth in the Debenture Registration Rights Agreement.

                  "Exchange Offer Registration Statement" has the meaning set forth in the Debenture Registration Rights Agreement.

                  "Existing Indebtedness" means Indebtedness of Holding and its Subsidiaries (other than Indebtedness under the Credit Agreement) in existence on the date of this Indenture, until such amounts are repaid.

                  "Fixed Charges" means, with respect to any Person for any period, the sum, without duplication, of (i) the Consolidated Interest Expense of such Person for such period, (ii) any interest expense on Indebtedness of another Person that is Guaranteed by such Person or one of its Restricted Subsidiaries or secured by a Lien on assets of such Person or one of its Restricted Subsidiaries (whether or not such Guarantee or Lien is called upon) and (iii) the product of (a) all dividend payments, whether or not in cash, on any series of preferred stock of such Person or any of its Restricted Subsidiaries, other than dividend payments on Equity Interests payable solely in Equity Interests of Holding, times (b) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory tax rate of such Person, expressed as a decimal, in each case, on a consolidated basis and in accordance with GAAP.

                  "Fixed Charge Coverage Ratio" means with respect to any Person for any period, the ratio of the Consolidated Cash Flow of such Person for such period to the Fixed Charges of such Person for such period. In the event that Holding or any of its Restricted Subsidiaries incurs, assumes, Guarantees or redeems any Indebtedness (other than revolving credit borrowings) or issues preferred stock subsequent to the commencement of the period for which the Fixed Charge Coverage Ratio is being calculated but prior to the date on which the event for which the calculation of the Fixed Charge Coverage Ratio is made (the "Calculation Date"), then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, Guarantee or redemption of Indebtedness, or such issuance or redemption of preferred stock, as if the same had occurred at the beginning of the applicable four-quarter reference period. In addition, for purposes of making the computation referred to above, (i) acquisitions that have been made by Holding or any of its Restricted Subsidiaries, including through mergers or consolidations and including any related financing transactions, during the four-quarter reference period or subsequent to such reference period and on or prior to the Calculation Date shall be calculated to include the Consolidated Cash Flow of the acquired entities on a pro forma basis after giving effect to cost savings resulting from employee terminations, facilities consolidations and closings, standardization of employee benefits and compensation policies, consolidation of property, casualty and other insurance coverage and policies, standardization of sales and distribution methods, reductions in taxes other than income taxes and other cost savings reasonably expected to be realized from such acquisition, shall be deemed to have occurred on the first day of the four-quarter reference period and Consolidated Cash Flow for such reference period shall be calculated without giving effect to clause (iii) of the proviso set forth in the definition of Consolidated Net Income, (ii) the Consolidated Cash Flow attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded, and (iii) the Fixed Charges attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded, but only to the extent that the obligations giving rise to such Fixed Charges will not be obligations of the referent Person or any of its Restricted Subsidiaries following the Calculation Date.

                  "Foreign Subsidiary" means any Subsidiary of Holding that is not organized under the laws of a state or territory of the United States or the District of Columbia.

                  "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the date of this Indenture.

                  "Global Debentures" means, individually and collectively, each of the Restricted Global Debentures and the Unrestricted Global Debentures, in the form of Exhibit A hereto issued in accordance with Section 2.01, 2.06(b)(iv), 2.06(d)(ii) or 2.06(f) hereof.

                  "Global Debenture Legend" means the legend set forth in
Section 2.06(g)(ii), which is required to be placed on all Global Debentures issued under this Indenture.

                  "Government Securities" means direct obligations of, or obligations guaranteed by, the United States of America for the payment of which guarantee or obligations the full faith and credit of the United States is pledged.

                  "Guarantee" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness.

                  "Hedging Obligations" means, with respect to any Person, the obligations of such Person under (i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements and (ii) other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

                  "Holder" means a Person in whose name a Debenture is registered.

                  "Indebtedness" means, with respect to any Person, any indebtedness of such Person, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or bankers' acceptances or representing Capital Lease Obligations or the balance deferred and unpaid of the purchase price of any property or representing any Hedging Obligations, except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, as well as all indebtedness of others secured by a Lien on any asset of such Person (whether or not such Indebtedness is assumed by such Person) and, to the extent not otherwise included, the Guarantee by such Person of any indebtedness of any other Person; provided that Indebtedness shall not include the pledge by Holding of the Capital Stock of an Unrestricted Subsidiary of Holding to secure Non-Recourse Debt of such Unrestricted Subsidiary. The amount of any Indebtedness outstanding as of any date shall be (i) the accreted value thereof, in the case of any Indebtedness that does not require current payments of interest, and (ii) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness.

                  "Indenture" means this Indenture, as amended or supplemented from time to time.

                  "Indirect Participant" means a Person who holds a beneficial interest in a Global Debenture through a Participant.

                  "Institutional Accredited Investor" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, who are not also QIBs.

                  "Investments" means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the forms of direct or indirect loans (including guarantees of Indebtedness or other obligations), advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. If Holding or any Restricted Subsidiary of Holding sells or otherwise disposes of any Equity Interests of any direct or indirect Restricted Subsidiary of Holding such that, after giving effect to any such sale or disposition, such Person is no longer a Restricted Subsidiary of Holding, Holding shall be deemed to have made an Investment on the date of any such sale or disposition equal to the fair market value of the Equity Interests of such Restricted Subsidiary not sold or disposed of in an amount determined as provided in the final paragraph of Section 4.07 hereof.

                  "Issue Date" means the date of original issuance of the Debentures.

                  "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in the City of New York or the city in which the principal corporate trust office of the Trustee is located or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on such payment for the intervening period.

                  "Letter of Transmittal" means the letter of transmittal to be prepared by Holding and sent to all Holders of the Debentures for use by such Holders in connection with the Exchange Offer.

                  "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

                  "Liquidated Damages" means all liquidated damages then owing pursuant to Section 5 of the Debenture Registration Rights Agreement.

                  "Net Income" means, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends, excluding, however, (i) any gain (but not loss), together with any related provision for taxes on such gain (but not loss), realized in connection with (a) any Asset Sale (including, without limitation, dispositions pursuant to sale and leaseback transactions) or (b) the disposition of any securities by such Person or any of its Restricted Subsidiaries or the extinguishment of any Indebtedness of such Person or any of its Restricted Subsidiaries and (ii) any extraordinary or nonrecurring gain (but not loss), together with any related provision for taxes on such extraordinary or nonrecurring gain (but not loss).

                  "Net Proceeds" means the aggregate cash proceeds received by Holding or any of its Restricted Subsidiaries in respect of any Asset Sale (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Asset Sale), net of the direct costs relating to such Asset Sale (including, without limitation, legal, accounting and investment banking fees, and sales commissions) and any relocation expenses incurred as a result thereof, taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), the amounts required to be applied to the payment of Indebtedness (other than Indebtedness incurred pursuant to the Credit Agreement), secured by a Lien on the asset or assets that were the subject of the Asset Sale, and any reserve for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP.

                  "Non-Recourse Debt" means Indebtedness (i) as to which neither Holding nor any of its Restricted Subsidiaries (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), (b) is directly or indirectly liable (as a guarantor or otherwise), or (c) constitutes the lender; (ii) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness (other than the Debentures being offered hereby and the Notes being offered concurrently by the Company) of Holding or any of its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity; and (iii) as to which the lenders have been notified in writing that they will not have any recourse to the stock (other than stock of an Unrestricted Subsidiary pledged by Holding to secure debt of such Unrestricted Subsidiary) or assets of Holding or any of its Restricted Subsidiaries.

                  "Non-U.S. Person" means a Person who is not a U.S. Person.

                  "Notes" means the Company's $115,000,000 in aggregate principal amount of 10 1/2% Senior Notes due 2008.

                  "Note Indenture" means the indenture, dated as of June 25, between the Company and IBJ Schroder Bank and Trust Company, as trustee, governing the Notes.

                  "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

                  "Offering" means the offering of the Debentures by Holding.

                  "Officer" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary, Assistant Secretary or any Vice-President of such Person.

                  "Officers' Certificate" means a certificate signed by (i) the Chairman of the Board of Directors, the Chief Executive Officer, the President or a Vice President of Holding and (ii) the Chief Financial Officer or the Secretary of Holding, that meets the requirements of Sections 10.04 and 10.05 hereof.

                  "Opinion of Counsel" means an opinion from legal counsel who is reasonably acceptable to the Trustee, that meets the requirements of Sections 10.04 and 10.05 hereof. The counsel may be an employee of or counsel to Holding, any Subsidiary of Holding or the Trustee.

                  "Participant" means, with respect to the Depositary, Euroclear or Cedel, a Person who has an account with the Depositary, Euroclear or Cedel, respectively (and, with respect to The Depository Trust Company, shall include Euroclear and Cedel).

                  "Participating Broker-Dealer" has the meaning set forth in the Debenture Registration Rights Agreement.

                  "Permitted Business" means any business in which Holding and its Restricted Subsidiaries are engaged on the date of this Indenture or any business reasonably related, incidental or ancillary thereto.

                  "Permitted Investments" means (a) any Investment in Holding or in a Restricted Subsidiary of Holding that is engaged in a Permitted Business; (b) any Investment in Cash Equivalents; (c) any Investment by Holding or any Restricted Subsidiary of Holding in a Person, if as a result of such Investment (i) such Person becomes a Restricted Subsidiary of Holding that is engaged in a Permitted Business or (ii) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, Holding or a Restricted Subsidiary of Holding that is engaged in a Permitted Business;
(d) any Restricted Investment made as a result of the receipt of non-cash consideration from an Asset Sale that was made pursuant to and in compliance with Section 4.10 hereof; (e) any acquisition of assets solely in exchange for the issuance of Equity Interests (other than Disqualified Stock) of Holding; and (f) other Investments made after the date of this Indenture in any Person having an aggregate fair market value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (f) that are at the time outstanding, not to exceed $10.0 million.

                  "Permitted Liens" means (i) Liens securing Indebtedness under the Credit Agreement that was permitted by the terms of this Indenture to be incurred or other Indebtedness allowed to be incurred under clause (i) of
Section 4.09 hereof; (ii) Liens in favor of Holding; (iii) Liens on property of a Person existing at the time such Person is merged into or consolidated with Holding or any Restricted Subsidiary of Holding, provided that such Liens were not incurred in contemplation of such merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with Holding or any Restricted Subsidiary; (iv) Liens on property existing at the time of acquisition thereof by Holding or any Restricted Subsidiary of Holding, provided that such Liens were in existence prior to the contemplation of such acquisition; (v) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business; (vi) Liens existing on the date of this Indenture; (vii) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded, provided that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor; (viii) Liens to secure Indebtedness (including Capital Lease Obligations) permitted by clause (iv) of
Section 4.09 hereof; (ix) Liens securing Permitted Refinancing Indebtedness where the Liens securing the Permitted Refinancing Indebtedness were permitted under this Indenture; (x) Liens incurred in the ordinary course of business of Holding or any Restricted Subsidiary of Holding with respect to obligations that do not exceed $5.0 million at any one time outstanding and that (a) are not incurred in connection with the borrowing of money or the obtaining of advances or credit (other than trade credit in the ordinary course of business) and (b) do not in the aggregate materially detract from the value of the property or materially impair the use thereof in the operation of business by Holding or such Restricted Subsidiary; and (xi) Liens on assets of Unrestricted Subsidiaries that secure Non-Recourse Debt of Unrestricted Subsidiaries.

                  "Permitted Refinancing Indebtedness" means any Indebtedness of Holding or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund other Indebtedness of Holding or any of its Restricted Subsidiaries; provided that: (i) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount of (or accreted value, if applicable), plus accrued interest on, the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus the amount of reasonable expenses incurred in connection therewith); (ii) such Permitted Refinancing Indebtedness has a final maturity date no earlier than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; and (iii) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is subordinated in right of payment to the Debentures, such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and is subordinated in right of payment to, the Debentures on terms at least as favorable to the Holders of Debentures as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded.

                  "Person" means an individual, partnership, corporation, limited liability company, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof.

                   "Principals" means Roger L. Barnett, DLJ Merchant Banking Partners II, L.P., DLJ Merchant Banking Partners II-A, L.P., DLJ Offshore Partners II, L.P., DLJ Offshore Partners II, C.V., DLJ Diversified Partners, L.P., DLJ Diversified Partners-A, L.P., DLJMB Funding II, Inc., DLJ Millennium Partners, L.P., DLJ Millennium Partners-A, L.P., DLJ EAB Partners, L.P., UK Investment Plan 1997 Partners and DLJ First ESC L.P.

                  "Private Placement Legend" means the legend set forth in
Section 2.06(g)(i) to be placed on all Debentures issued under this Indenture except where otherwise permitted by the provisions of this Indenture.

                  "Public Equity Offering" means a public offering of Equity Interests (other than Disqualified Stock) of (i) Holding or (ii) Acquisition Corp. to the extent the net proceeds thereof are contributed to Holding as a capital contribution, that, in each case, results in net proceeds to Holding of at least $25.0 million.

                  "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

                  "Regulation S" means Regulation S promulgated under the Securities Act.

                  "Regulation S Global Debentures" means the Regulation S Temporary Global Debentures or the Regulation S Permanent Global Debentures as applicable.

                  "Regulation S Permanent Global Debentures" means the permanent global notes that are deposited with and registered in the name of the Depositary or its nominee, representing a series of Debentures sold in reliance on Regulation S.

                  "Regulation S Temporary Global Debentures" means the temporary global notes that are deposited with and registered in the name of the Depositary or its nominee, representing a series of Debentures sold in reliance on Regulation S.

                  "Related Party" with respect to any Principal means (A) any controlling stockholder or partner, 80% (or more) owned Subsidiary, or spouse or immediate family member (in the case of an individual) of such Principal or
(B) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or Persons beneficially holding (directly or through one or more Subsidiaries) a 51% or more controlling interest of which consist of the Principals and/or such other Persons referred to in the immediately preceding clause (A).

                  "Responsible Officer," when used with respect to the Trustee, means any officer within the Corporate Trust Administration of the Trustee (or any successor group of the Trustee) or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Restricted Definitive Debenture" means a Definitive Debenture bearing the Private Placement Legend.

                  "Restricted Global Debenture" means a Global Debenture bearing the Private Placement Legend.

                  "Restricted Investment" means an Investment other than a Permitted Investment.

                  "Restricted Period" means the 40-day restricted period as defined in Regulation S.

                  "Restricted Subsidiary" of a Person means any Subsidiary of the referent Person that is not an Unrestricted Subsidiary.

                  "Rule 144" means Rule 144 promulgated under the Securities
Act.

                  "Rule 144A" means Rule 144A promulgated under the Securities Act.

                  "Rule 144A Global Debenture" means a permanent global note that is deposited with and registered in the name of the Depositary or its nominee, representing a series of Debentures sold in reliance on Rule 144A.

                  "Rule 903" means Rule 903 promulgated under the Securities
Act.

                  "Rule 904" means Rule 904 promulgated the Securities Act.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Shelf Registration Statement" means the Shelf Registration Statement as defined in the Debenture Registration Rights Agreement.

                  "Significant Subsidiary" means any Subsidiary that would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Act, as such Regulation is in effect on the date hereof.

                  "Stated Maturity" means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which such payment of interest or principal was scheduled to be paid in the original documentation governing such Indebtedness, and shall not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

                  "Subsidiary" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and (ii) any partnership or limited liability company (a) the sole general partner or the managing general partner or managing member of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof).

                  "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) as in effect on the date on which this Indenture is qualified under the TIA.

                  "Trustee" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

                  "Unrestricted Definitive Debenture" means one or more Definitive Debentures that do not bear and are not required to bear the Private Placement Legend.

                  "Unrestricted Global Debenture" means a permanent global Debenture in the form of Exhibit A-1 attached hereto that bears the Global Debenture Legend and that has the "Schedule of Exchanges of Interests in the Global Debenture" attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary, representing a series of Debentures that do not bear the Private Placement Legend.

                  "Unrestricted Subsidiary" means any Subsidiary that is designated by the Board of Directors as an Unrestricted Subsidiary pursuant to a Board Resolution; but only to the extent that such Subsidiary: (a) has no Indebtedness other than Non-Recourse Debt; (b) is not party to any agreement, contract, arrangement or understanding with Holding or any Restricted Subsidiary of Holding unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to Holding or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of Holding; (c) is a Person with respect to which neither Holding nor any of its Restricted Subsidiaries has any direct or indirect obligation (x) to subscribe for additional Equity Interests or (y) to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results; and (d) has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of Holding or any of its Restricted Subsidiaries. Any such designation by the Board of Directors shall be evidenced to the Trustee by filing with the Trustee a certified copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing conditions and was permitted by Section
4.07 hereof. If, at any time, any Unrestricted Subsidiary would fail to meet the foregoing requirements as an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary for purposes of this Indenture and any Indebtedness of such Subsidiary shall be deemed to be incurred by a Restricted Subsidiary of Holding as of such date (and, if such Indebtedness is not permitted to be incurred as of such date under the covenant described under
Section 4.09 hereof, Holding shall be in default of such covenant). The Board of Directors of Holding may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that such designation shall be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of Holding of any outstanding Indebtedness of such Unrestricted Subsidiary and such designation shall be permitted only if (i) such Indebtedness is permitted under the covenant described under Section 4.09 hereof and (ii) no Default or Event of Default would be in existence following such designation.

                  "U.S. Person" means a U.S. person as defined in Rule 902(o) under the Securities Act.

                  "Voting Stock" of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

                  "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (ii) the then outstanding principal amount of such Indebtedness.

                  "Wholly Owned Subsidiary" of any Person means a Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person and one or more Wholly Owned Subsidiaries of such Person.


SECTION 1.02.      OTHER DEFINITIONS.

                                                                                        Defined in
       Term                                                                             Section
       "Affiliate Transaction"............................................................4.11
       "Asset Sale Offer".................................................................3.09
       "Authentication Order".............................................................2.02
       "Change of Control Offer"..........................................................4.15
       "Change of Control Payment"........................................................4.15
       "Change of Control Payment Date" ..................................................4.15
       "Covenant Defeasance"..............................................................8.03
       "Event of Default".................................................................6.01
       "Excess Proceeds"..................................................................4.10
       "incur"............................................................................4.09
       "Legal Defeasance" ................................................................8.02
       "Offer Amount".....................................................................3.09
       "Offer Period".....................................................................3.09
       "Paying Agent".....................................................................2.03
       "Permitted Debt"...................................................................4.09
       "Purchase Date"....................................................................3.09
       "Registrar"........................................................................2.03
       "Restricted Payments"..............................................................4.07

SECTION 1.03.              TRUST INDENTURE ACT TERMS.

                  Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

         The following TIA terms used in this Indenture have the following meanings:

                  "indenture securities" means the Debentures;

                  "indenture security Holder" means a Holder of a Debenture;

                  "indenture to be qualified" means this Indenture;

                  "indenture trustee" or "institutional trustee" means the Trustee; and

                  "obligor" on the Debentures means Holding and any successor obligor upon the Debentures.

                  All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

SECTION 1.04.     RULES OF CONSTRUCTION.

                  Unless the context otherwise requires:

                           (1) a term has the meaning assigned to it;

                           (2) an accounting term not otherwise defined has the
                  meaning assigned to it in accordance with GAAP;

                           (3) "or" is not exclusive;

                           (4) words in the singular include the plural, and in
                  the plural include the singular;

                           (5) provisions apply to successive events and
                  transactions; and

                           (6) references to sections of or rules under the
                  Securities Act shall be deemed to include substitute, replacement of successor sections or rules adopted by the SEC from time to time.


                                   ARTICLE 2.
                                 THE DEBENTURES


SECTION 2.01. FORM AND DATING.

         (a) General. The Debentures and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto. The Debentures may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Debenture shall be dated the date of its authentication. The Debentures shall be in denominations of $1,000 and integral multiples thereof.

         The terms and provisions contained in the Debentures shall constitute, and are hereby expressly made, a part of this Indenture and Holding and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Debenture conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

         (b) Global Debentures. Debentures issued in global form shall be substantially in the form of Exhibits A-1 or A-2 attached hereto (including the Global Debenture Legend thereon and the "Schedule of Exchanges of Interests in the Global Debenture" attached thereto). Debentures issued in definitive form shall be substantially in the form of Exhibit A-1 attached hereto (but without the Global Debenture Legend thereon and without the "Schedule of Exchanges of Interests in the Global Debenture" attached thereto). Each Global Debenture shall represent such of the outstanding Debentures as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Debentures from time to time endorsed thereon and that the aggregate principal amount of outstanding Debentures represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Debenture to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Debentures represented thereby shall be made by the Trustee or the Debenture Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.06 hereof.

         (c) Temporary Global Debentures. Debentures offered and sold in reliance on Regulation S shall be issued initially in the form of the Regulation S Temporary Global Debenture, which shall be deposited on behalf of the purchasers of the Debentures represented thereby with the Trustee, at its New York, New York office, as custodian for the Depositary, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of Euroclear or Cedel Bank, duly executed by Holding and authenticated by the Trustee as hereinafter provided. The Restricted Period shall be terminated upon the receipt by the Trustee of (i) a written certificate from the Depositary, together with copies of certificates from Euroclear and Cedel Bank certifying that they have received certification of non-United States beneficial ownership of 100% of the aggregate principal amount of the Regulation S Temporary Global Debenture (except to the extent of any beneficial owners thereof who acquired an interest therein during the Restricted Period pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a 144A Global Debenture or an IAI Global Debenture bearing a Private Placement Legend, all as contemplated by Section 2.06(a)(ii) hereof), and (ii) an Officers' Certificate from Holding. Following the termination of the Restricted Period, beneficial interests in the Regulation S Temporary Global Debenture shall be exchanged for beneficial interests in Regulation S Permanent Global Debentures pursuant to the Applicable Procedures. Simultaneously with the authentication of Regulation S Permanent Global Debentures, the Trustee shall cancel the Regulation S Temporary Global Debenture. The aggregate principal amount of the Regulation S Temporary Global Debenture and the Regulation S Permanent Global Debentures may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.

         (d) Euroclear and Cedel Procedures Applicable. The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Cedel Bank" and "Customer Handbook" of Cedel Bank shall be applicable to transfers of beneficial interests in the Regulation S Temporary Global Debenture and the Regulation S Permanent Global Debentures that are held by Participants through Euroclear or Cedel Bank.

SECTION 2.02.     EXECUTION AND AUTHENTICATION.

                  One Officer shall sign the Debentures for Holding by manual or facsimile signature. Holding's seal shall be reproduced on the Debentures and may be in facsimile form.

                  If an Officer whose signature is on a Debenture no longer holds that office at the time a Debenture is authenticated, the Debenture shall nevertheless be valid.

                  A Debenture shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Debenture has been authenticated under this Indenture.

                  The Trustee shall, upon a written order of Holding signed by one Officer (an "Authentication Order"), authenticate Debentures for original issue up to the aggregate principal amount stated in paragraph 4 of the Debentures. The aggregate principal amount of Debentures outstanding at any time may not exceed such amount except as provided in Section 2.07 hereof.

                  The Trustee may appoint an authenticating agent acceptable to Holding to authenticate Debentures. An authenticating agent may authenticate Debentures whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Holders or an Affiliate of Holding.

SECTION 2.03.     REGISTRAR AND PAYING AGENT.

                  Holding shall maintain an office or agency where Debentures may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Debentures may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Debentures and of their transfer and exchange. Holding may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. Holding may change any Paying Agent or Registrar without notice to any Holder. Holding shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If Holding fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. Holding or any of its Subsidiaries may act as Paying Agent or Registrar.

                  Holding initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Debentures.

                  Holding initially appoints the Trustee to act as the Registrar and Paying Agent and to act as Debenture Custodian with respect to the Global Debentures.

SECTION 2.04.     PAYING AGENT TO HOLD MONEY IN TRUST.

                  Holding shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal, premium or Liquidated Damages, if any, or interest on the Debentures, and will notify the Trustee of any default by Holding in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. Holding at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than Holding or a Subsidiary) shall have no further liability for the money. If Holding or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to Holding, the Trustee shall serve as Paying Agent for the Debentures.

SECTION 2.05.     HOLDER LISTS.

                  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIAss. 312(a). If the Trustee is not the Registrar, Holding shall furnish to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Debentures and Holding shall otherwise comply with TIAss. 312(a).

SECTION 2.06.     TRANSFER AND EXCHANGE.

                  (a) Transfer and Exchange of Global Debentures. A Global Debenture may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Debentures will be exchanged by Holding for Definitive Debentures if (i) Holding delivers to the Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by Holding within 120 days after the date of such notice from the Depositary or (ii) Holding in its sole discretion determines that the Global Debentures (in whole but not in part) should be exchanged for Definitive Debentures and delivers a written notice to such effect to the Trustee; provided that in no event shall the Regulation S Temporary Global Debenture be exchanged by Holding for Definitive Debentures prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903(c)(3)(ii)(B) under the Securities Act. Upon the occurrence of either of the preceding events in (i) or (ii) above, Definitive Debentures shall be issued in such names as the Depositary shall instruct the Trustee. Global Debentures also may be exchanged or replaced, in whole or in part, as provided in Sections 2.07 and 2.10 hereof. Every Debenture authenticated and delivered in exchange for, or in lieu of, a Global Debenture or any portion thereof, pursuant to this Section 2.06 or
Section 2.07 or 2.10 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Debenture. A Global Debenture may not be exchanged for another Debenture other than as provided in this Section 2.06(a), however, beneficial interests in a Global Debenture may be transferred and exchanged as provided in Section 2.06(b), (c) or (f) hereof.

                  (b) Transfer and Exchange of Beneficial Interests in the Global Debentures. The transfer and exchange of beneficial interests in the Global Debentures shall be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Debentures shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Debentures also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

         (i) Transfer of Beneficial Interests in the Same Global Debenture. Beneficial interests in any Restricted Global Debenture may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Debenture in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of the Restricted Period, transfers of beneficial interests in the Temporary Regulation S Global Debenture may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Beneficial interests in any Unrestricted Global Debenture may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Debenture. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this
     Section 2.06(b)(i).

         (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Debentures. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 2.06(b)(i) above, the transferor of such beneficial interest must deliver to the Registrar either (A) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Debenture in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Debenture in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Definitive Debenture shall be registered to effect the transfer or exchange referred to in (1) above; provided that in no event shall Definitive Debentures be issued upon the transfer or exchange of beneficial interests in the Regulation S Temporary Global Debenture prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903 under the Securities Act. Upon consummation of an Exchange Offer by Holding in accordance with Section 2.06(f) hereof, the requirements of this Section 2.06(b)(ii) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Global Debentures. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Debentures contained in this Indenture and the Debentures or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Debenture(s) pursuant to
     Section 2.06(h) hereof.

         (iii) Transfer of Beneficial Interests to Another Restricted Global Debenture. A beneficial interest in any Restricted Global Debenture may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Debenture if the transfer complies with the requirements of Section 2.06(b)(ii) above and the Registrar receives the following:

                  (A) if the transferee will take delivery in the form of a beneficial interest in the 144A Global Debenture, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                  (B) if the transferee will take delivery in the form of a beneficial interest in the Regulation S Temporary Global Debenture or the Regulation S Global Debenture, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

                  (C) if the transferee will take delivery in the form of a beneficial interest in the IAI Global Debenture, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications and certificates and Opinion of Counsel required by item
     (3) thereof, if applicable.

         (iv) Transfer and Exchange of Beneficial Interests in a Restricted Global Debenture for Beneficial Interests in the Unrestricted Global Debenture. A beneficial interest in any Restricted Global Debenture may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Debenture or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Debenture if the exchange or transfer complies with the requirements of Section 2.06(b)(ii) above and:

                  (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Debenture Registration Rights Agreement and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Debentures or (3) a Person who is an affiliate (as defined in Rule 144) of Holding;

                  (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Debenture Registration Rights Agreement;

                  (C) such transfer is effected by a Participating Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Debenture Registration Rights Agreement; or

                  (D) the Registrar receives the following:

                  (1) if the holder of such beneficial interest in a Restricted Global Debenture proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Debenture, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(a) thereof; or

                  (2) if the Holder of such beneficial interest in a Restricted Global Debenture proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Debenture, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  If any such transfer is effected pursuant to subparagraph (B) or (D) above at a time when an Unrestricted Global Debenture has not yet been issued, Holding shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02 hereof, the Trustee shall authenticate one or more Unrestricted Global Debentures in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph (B) or (D) above.

                  Beneficial interests in an Unrestricted Global Debenture cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Debenture.

                  (c) Transfer or Exchange of Beneficial Interests for Definitive Debentures.

         (i) Beneficial Interests in Restricted Global Debentures to Restricted Definitive Debentures. If any holder of a beneficial interest in a Restricted Global Debenture proposes to exchange such beneficial interest for a Restricted Definitive Debenture or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Debenture, then, upon receipt by the Registrar of the following documentation:

                  (A) if the holder of such beneficial interest in a Restricted Global Debenture proposes to exchange such beneficial interest for a Restricted Definitive Debenture, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (2)(a) thereof;

                  (B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                  (C) if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                  (D) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                  (E) if such beneficial interest is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

                  (F) if such beneficial interest is being transferred to Holding or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                  (G) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cause the aggregate principal amount of the applicable Global Debenture to be reduced accordingly pursuant to Section 2.06(h) hereof, and Holding shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Debenture in the appropriate principal amount. Any Definitive Debenture issued in exchange for a beneficial interest in a Restricted Global Debenture pursuant to this Section 2.06(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Debentures to the Persons in whose names such Debentures are so registered. Any Definitive Debenture issued in exchange for a beneficial interest in a Restricted Global Debenture pursuant to this Section 2.06(c)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

      (ii) Notwithstanding Sections 2.06(c)(i)(A) and (c) hereof, a beneficial interest in the Regulation S Temporary Global Debenture may not be exchanged for a Definitive Debenture or transferred to a Person who takes delivery thereof in the form of a Definitive Debenture prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903(c)(3)(ii)(B) under the Securities Act, except in the case of a transfer pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

      (iii) Beneficial Interests in Restricted Global Debentures to Unrestricted Definitive Debentures. A holder of a beneficial interest in a Restricted Global Debenture may exchange such beneficial interest for an Unrestricted Definitive Debenture or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Debenture only if:

                  (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Debenture Registration Rights Agreement and the holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Debentures or (3) a Person who is an affiliate (as defined in Rule 144) of Holding;

                  (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Debenture Registration Rights Agreement;

                  (C) such transfer is effected by a Participating Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Debenture Registration Rights Agreement; or

                  (D) the Registrar receives the following:

                           (1) if the holder of such beneficial interest in a Restricted Global Debenture proposes to exchange such beneficial interest for a Definitive Debenture that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(b) thereof; or

                           (2) if the holder of such beneficial interest in a Restricted Global Debenture proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Definitive Debenture that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

               and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

      (iv) Beneficial Interests in Unrestricted Global Debentures to Unrestricted Definitive Debentures. If any holder of a beneficial interest in an Unrestricted Global Debenture proposes to exchange such beneficial interest for a Definitive Debenture or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Debenture, then, upon satisfaction of the conditions set forth in Section 2.06(b)(ii) hereof, the Trustee shall cause the aggregate principal amount of the applicable Global Debenture to be reduced accordingly pursuant to Section 2.06(h) hereof, and Holding shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Debenture in the appropriate principal amount. Any Definitive Debenture issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(iii) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive

Debentures to the Persons in whose names such Debentures are so registered. Any Definitive Debenture issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(iii) shall not bear the Private Placement Legend.

                  (d) Transfer and Exchange of Definitive Debentures for Beneficial Interests.

         (i) Restricted Definitive Debentures to Beneficial Interests in Restricted Global Debentures. If any Holder of a Restricted Definitive Debenture proposes to exchange such Debenture for a beneficial interest in a Restricted Global Debenture or to transfer such Restricted Definitive Debentures to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Debenture, then, upon receipt by the Registrar of the following documentation:

                  (A) if the Holder of such Restricted Definitive Debenture proposes to exchange such Debenture for a beneficial interest in a Restricted Global Debenture, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (2)(b) thereof;

                  (B) if such Restricted Definitive Debenture is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                  (C) if such Restricted Definitive Debenture is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                  (D) if such Restricted Definitive Debenture is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                  (E) if such Restricted Definitive Debenture is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item
         (3) thereof, if applicable;

                  (F) if such Restricted Definitive Debenture is being transferred to Holding or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                  (G) if such Restricted Definitive Debenture is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof;


the Trustee shall cancel the Restricted Definitive Debenture, increase or cause to be increased the aggregate principal amount of, in the case of clause (A) above, the appropriate Restricted Global Debenture, in the case of clause (B) above, the 144A Global Debenture, in the case of clause (c) above, the Regulation S Global Debenture, and in all other cases, the IAI Global Debenture.

         (ii) Restricted Definitive Debentures to Beneficial Interests in Unrestricted Global Debentures. A Holder of a Restricted Definitive Debenture may exchange such Debenture for a beneficial interest in an Unrestricted Global Debenture or transfer such Restricted Definitive Debenture to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Debenture only if:

                  (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Debenture Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Debentures or (3) a Person who is an affiliate (as defined in Rule 144) of Holding;

                  (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Debenture Registration Rights Agreement;

                  (C) such transfer is effected by a Participating Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Debenture Registration Rights Agreement; or

                  (D) the Registrar receives the following:

                           (1) if the Holder of such Definitive Debentures proposes to exchange such Debentures for a beneficial interest in the Unrestricted Global Debenture, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof; or

                           (2) if the Holder of such Definitive Debentures proposes to transfer such Debentures to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Debenture, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

         and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

         Upon satisfaction of the conditions of any of the subparagraphs in this Section 2.06(d)(ii), the Trustee shall cancel the Definitive Debentures and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Debenture.

         (iii) Unrestricted Definitive Debentures to Beneficial Interests in Unrestricted Global Debentures. A Holder of an Unrestricted Definitive Debenture may exchange such Debenture for a beneficial interest in an Unrestricted Global Debenture or transfer such Definitive Debentures to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Debenture at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Debenture and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Debentures.

                  If any such exchange or transfer from a Definitive Debenture to a beneficial interest is effected pursuant to subparagraphs (ii)(B), (ii)(D) or (iii) above at a time when an Unrestricted Global Debenture has not yet been issued, Holding shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02 hereof, the Trustee shall authenticate one or more Unrestricted Global Debentures in an aggregate principal amount equal to the principal amount of Definitive Debentures so transferred.

                  (e) Transfer and Exchange of Definitive Debentures for Definitive Debentures.

                  Upon request by a Holder of Definitive Debentures and such Holder's compliance with the provisions of this Section 2.06(e), the Registrar shall register the transfer or exchange of Definitive Debentures. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Debentures duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by his attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.06(e).

         (i) Restricted Definitive Debentures to Restricted Definitive Debentures. Any Restricted Definitive Debenture may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Debenture if the Registrar receives the following:

                  (A) if the transfer will be made pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                  (B) if the transfer will be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

                  (C) if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

         (ii) Restricted Definitive Debentures to Unrestricted Definitive Debentures. Any Restricted Definitive Debenture may be exchanged by the Holder thereof for an Unrestricted Definitive Debenture or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Debenture if:

                  (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Debenture Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Debentures or (3) a Person who is an affiliate (as defined in Rule 144) of Holding;

                  (B) any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Debenture Registration Rights Agreement;

                  (C) any such transfer is effected by a Participating Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Debenture Registration Rights Agreement; or

                  (D) the Registrar receives the following:

                           (1) if the Holder of such Restricted Definitive Debentures proposes to exchange such Debentures for an Unrestricted Definitive Debenture, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(d) thereof; or

                           (2) if the Holder of such Restricted Definitive Debentures proposes to transfer such Debentures to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Debenture, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

         and, in each such case set forth in this subparagraph (D), if the Registrar so requests, an Opinion of Counsel in form reasonably acceptable to Holding to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

         (iii) Unrestricted Definitive Debentures to Unrestricted Definitive Debentures. A Holder of Unrestricted Definitive Debentures may transfer such Debentures to a Person who takes delivery thereof in the form of an Unrestricted Definitive Debenture. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Debentures pursuant to the instructions from the Holder thereof.

                  (f) Exchange Offer.

                  Upon the occurrence of the Exchange Offer in accordance with the Debenture Registration Rights Agreement, Holding shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02, the Trustee shall authenticate (i) one or more Unrestricted Global Debentures in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Debentures tendered for acceptance by Persons that certify in the applicable Letters of Transmittal that (x) they are not broker-dealers, (y) they are not participating in a distribution of the Exchange Debentures and (z) they are not affiliates (as defined in Rule 144) of Holding, and accepted for exchange in the Exchange Offer and (ii) Definitive Debentures in an aggregate principal amount equal to the principal amount of the Restricted Definitive Debentures accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Debentures, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Debentures to be reduced accordingly, and Holding shall execute and the Trustee shall authenticate and deliver to the Persons designated by the Holders of Definitive Debentures so accepted Definitive Debentures in the appropriate principal amount.

                  (g) Legends.

                  The following legends shall appear on the face of all Global Debentures and Definitive Debentures issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

         (i) Private Placement Legend.

                  (A) Except as permitted by subparagraph (B) below, each Global Debenture and each Definitive Debenture (and all Debentures issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

                  "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER
         SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A OR REGULATION S THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, (d) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A)(1), (2),
         (3) OR (7) OF THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR") THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SECURITIES LESS THAN $250,000, AN OPINION OF COUNSEL THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT OR (e) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND
         (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

                  (B) Notwithstanding the foregoing, any Global Debenture or Definitive Debenture issued pursuant to subparagraphs (b)(iv),
         (c)(ii), (c)(iii), (d)(ii), (d)(iii), (e)(ii), (e)(iii) or (f) to this
         Section 2.06 (and all Debentures issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

         (ii) Global Debenture Legend. Each Global Debenture shall bear a legend in substantially the following form:

         "THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.07 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY."

         (iii) Regulation S Temporary Global Debenture Legend. The Regulation S Temporary Global Debenture shall bear a legend in substantially the following form:

         "THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON."

         (iv) Original Issue Discount Legend. Each Note shall bear a legend in substantially the following form:

         FOR THE PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THIS SECURITY IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT; FOR EACH $1,000 PRINCIPAL AMOUNT OF THIS SECURITY, THE ISSUE PRICE IS $519.24, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT IS $480.76, THE ISSUE DATE IS JUNE 25, 1998 AND THE YIELD TO MATURITY IS 13 1/2% PER ANNUM."

         (h) Cancellation and/or Adjustment of Global Debentures. At such time as all beneficial interests in a particular Global Debenture have been exchanged for Definitive Debentures or a particular Global Debenture has been redeemed, repurchased or canceled in whole and not in part, each such Global Debenture shall be returned to or retained and canceled by the Trustee in accordance with Section 2.11 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Debenture is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Debenture or for Definitive Debentures, the principal amount of Debentures represented by such Global Debenture shall be reduced accordingly and an endorsement shall be made on such Global Debenture by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Debenture, such other Global Debenture shall be increased accordingly and an endorsement shall be made on such Global Debenture by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

         (i) General Provisions Relating to Transfers and Exchanges.

         (i) To permit registrations of transfers and exchanges, Holding shall execute and the Trustee shall authenticate Global Debentures and Definitive Debentures upon Holding's order or at the Registrar's request.

         (ii) No service charge shall be made to a holder of a beneficial interest in a Global Debenture or to a Holder of a Definitive Debenture for any registration of transfer or exchange, but Holding may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.10, 3.06, 3.09, 4.10, 4.15 and 9.05 hereof).

         (iii) The Registrar shall not be required to register the transfer of or exchange any Debenture selected for redemption in whole or in part, except the unredeemed portion of any Debenture being redeemed in part.

         (iv) All Global Debentures and Definitive Debentures issued upon any registration of transfer or exchange of Global Debentures or Definitive Debentures shall be the valid obligations of Holding, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Debentures or Definitive Debentures surrendered upon such registration of transfer or exchange.

         (v) Holding shall not be required (A) to issue, to register the transfer of or to exchange any Debentures during a period beginning at the opening of business 15 days before the day of any selection of Debentures for redemption under Section 3.02 hereof and ending at the close of business on the day of selection, (B) to register the transfer of or to exchange any Debenture so selected for redemption in whole or in part, except the unredeemed portion of any Debenture being redeemed in part or (C) to register the transfer of or to exchange a Debenture between a record date and the next succeeding Interest Payment Date.

         (vi) Prior to due presentment for the registration of a transfer of any Debenture, the Trustee, any Agent and Holding may deem and treat the Person in whose name any Debenture is registered as the absolute owner of such Debenture for the purpose of receiving payment of principal of and interest on such Debentures and for all other purposes, and none of the Trustee, any Agent or Holding shall be affected by notice to the contrary.

         (vii) The Trustee shall authenticate Global Debentures and Definitive Debentures in accordance with the provisions of Section 2.02 hereof.

         (viii) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this Section 2.06 to effect a registration of transfer or exchange may be submitted by facsimile.

SECTION 2.07.     REPLACEMENT DEBENTURES.

         If any mutilated Debenture is surrendered to the Trustee or Holding and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Debenture, Holding shall issue and the Trustee, upon receipt of an Authentication Order, shall authenticate a replacement Debenture if the Trustee's requirements are met. If required by the Trustee or Holding, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and Holding to protect Holding, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Debenture is replaced. Holding may charge for its expenses in replacing a Debenture.

                  Every replacement Debenture is an additional obligation of Holding and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Debentures duly issued hereunder.

SECTION 2.08.     OUTSTANDING DEBENTURES.

                  The Debentures outstanding at any time are all the Debentures authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Debenture effected by the Trustee in accordance with the provisions hereof, and those described in this Section as not outstanding. Except as set forth in Section
2.09 hereof, a Debenture does not cease to be outstanding because Holding or an Affiliate of Holding holds the Debenture.

                  If a Debenture is replaced pursuant to Section 2.07 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Debenture is held by a bona fide purchaser.

                  If the principal amount of any Debenture is considered paid under Section 4.01 hereof, it ceases to be outstanding and interest on it ceases to accrue.

                  If the Paying Agent (other than Holding, a Subsidiary or an Affiliate of any thereof) holds, on a redemption date or maturity date, money sufficient to pay Debentures payable on that date, then on and after that date such Debentures shall be deemed to be no longer outstanding and shall cease to accrue interest.

SECTION 2.09.     TREASURY DEBENTURES.

                  In determining whether the Holders of the required principal amount of Debentures have concurred in any direction, waiver or consent, Debentures owned by Holding, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with Holding, shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Debentures that the Trustee actually knows are so owned shall be so disregarded.

SECTION 2.10.     TEMPORARY DEBENTURES.

                  Until certificates representing Debentures are ready for delivery, Holding may prepare and the Trustee, upon receipt of an Authentication Order, shall authenticate temporary Debentures. Temporary Debentures shall be substantially in the form of certificated Debentures but may have variations that Holding considers appropriate for temporary Debentures and as shall be reasonably acceptable to the Trustee. Without unreasonable delay, Holding shall prepare and the Trustee shall authenticate definitive Debentures in exchange for temporary Debentures.

                  Holders of temporary Debentures shall be entitled to all of the benefits of this Indenture.

SECTION 2.11.     CANCELLATION.

                  Holding at any time may deliver Debentures to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Debentures surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Debentures surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy canceled Debentures (subject to the record retention requirement of the Exchange Act). Certification of the destruction of all canceled Debentures shall be delivered to Holding. Holding may not issue new Debentures to replace Debentures that it has paid or that have been delivered to the Trustee for cancellation.

SECTION 2.12.     DEFAULTED INTEREST.

                  If Holding defaults in a payment of interest on the Debentures, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, in each case at the rate provided in the Debentures and in Section 4.01 hereof. Holding shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Debenture and the date of the proposed payment. Holding shall fix or cause to be fixed each such special record date and payment date, provided that no such special record date shall be less than 10 days prior to the related payment date for such defaulted interest. At least 15 days before the special record date, Holding (or, upon the written request of Holding, the Trustee in the name and at the expense of Holding) shall mail or cause to be mailed to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

                                   ARTICLE 3.
                           REDEMPTION AND PREPAYMENT

SECTION 3.01.     NOTICES TO TRUSTEE.

                  If Holding elects to redeem Debentures pursuant to the optional redemption provisions of Section 3.07 hereof, it shall furnish to the Trustee, at least 35 days but not more than 60 days before a redemption date, an Officers' Certificate setting forth (i) the clause of this Indenture pursuant to which the redemption shall occur, (ii) the redemption date, (iii) the principal amount of Debentures to be redeemed and (iv) the redemption price.

SECTION 3.02.     SELECTION OF DEBENTURES TO BE REDEEMED.

                  If less than all of the Debentures are to be redeemed or purchased in an offer to purchase at any time, the Trustee shall select the Debentures to be redeemed or purchased among the Holders of the Debentures in compliance with the requirements of the principal national securities exchange, if any, on which the Debentures are listed or, if the Debentures are not so listed, on a pro rata basis, provided that no Debentures having a principal amount at maturity of $1,000 or less shall be redeemed in part. In the event of partial redemption by lot, the particular Debentures to be redeemed shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the redemption date by the Trustee from the outstanding Debentures not previously called for redemption.

                  The Trustee shall promptly notify Holding in writing of the Debentures selected for redemption and, in the case of any Debenture selected for partial redemption, the principal amount thereof to be redeemed. Debentures and portions of Debentures selected shall be in amounts of $1,000 or whole multiples of $1,000; except that if all of the Debentures of a Holder are to be redeemed, the entire outstanding amount of Debentures held by such Holder, even if not a multiple of $1,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Debentures called for redemption also apply to portions of Debentures called for redemption.

SECTION 3.03.     NOTICE OF REDEMPTION.

                  Subject to the provisions of Section 3.09 hereof, at least 30 days but not more than 60 days before a redemption date, Holding shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Debentures are to be redeemed at its registered address.

                  The notice shall identify the Debentures to be redeemed and shall state:

         (a) the redemption date;

         (b) the redemption price;

         (c) if any Debenture is being redeemed in part, the portion of the principal amount of such Debenture to be redeemed and that, after the redemption date upon surrender of such Debenture, a new Debenture or Debentures in principal amount equal to the unredeemed portion shall be issued upon cancellation of the original Debenture;

         (d) the name and address of the Paying Agent;

         (e) that Debentures called for redemption must be surrendered to the Paying Agent to collect the redemption price;

         (f) that, unless Holding defaults in making such redemption payment, interest on Debentures called for redemption ceases to accrue on and after the redemption date;

         (g) the paragraph of the Debentures and/or Section of this Indenture pursuant to which the Debentures called for redemption are being redeemed; and

         (h) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Debentures.

                  At Holding's request, the Trustee shall give the notice of redemption in Holding's name and at its expense; provided, however, that Holding shall have delivered to the Trustee, at least 45 days prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

SECTION 3.04.    EFFECT OF NOTICE OF REDEMPTION.

                  Once notice of redemption is mailed in accordance with
Section 3.03 hereof, Debentures called for redemption become irrevocably due and payable on the redemption date at the redemption price. A notice of redemption may not be conditional.

SECTION 3.05.     DEPOSIT OF REDEMPTION PRICE.

                  One Business Day prior to the redemption date, Holding shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of and accrued interest on all Debentures to be redeemed on that date. The Trustee or the Paying Agent shall promptly return to Holding any money deposited with the Trustee or the Paying Agent by Holding in excess of the amounts necessary to pay the redemption price of, and accrued interest on, all Debentures to be redeemed.

                  If Holding complies with the provisions of the preceding paragraph, on and after the redemption date, interest shall cease to accrue on the Debentures or the portions of Debentures called for redemption. If a Debenture is redeemed on or after an interest record date but on or prior to the related interest payment date, then any accrued and unpaid interest shall be paid to the Person in whose name such Debenture was registered at the close of business on such record date. If any Debenture called for redemption shall not be so paid upon surrender for redemption because of the failure of Holding to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the redemption date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Debentures and in Section 4.01 hereof.

SECTION 3.06.     DEBENTURES REDEEMED IN PART.

                  Upon surrender of a Debenture that is redeemed in part, Holding shall issue and, upon Holding's written request, the Trustee shall authenticate for the Holder at the expense of Holding a new Debenture equal in principal amount to the unredeemed portion of the Debenture surrendered.

SECTION 3.07.     OPTIONAL REDEMPTION.

         (a) Except as set forth in clause (b) of this Section 3.07, Holding shall not have the option to redeem the Debentures pursuant to this Section
3.07 prior to July 1, 2003. Thereafter, Holding shall have the option to redeem the Debentures, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the applicable redemption date, if redeemed during the twelve-month period beginning on July 1 of the years indicated below:

YEAR                                                                  PERCENTAGE
----                                                                  ----------

2003...................................................................106.750%
2004...................................................................103.375%
2005 and thereafter....................................................100.000%

         (b) Notwithstanding the provisions of clause (a) of this Section 3.07, at any time prior to July 1, 2001, Holding may on one or more occasions redeem up to 100% of the aggregate principal amount at maturity of Debentures originally issued at a redemption price of equal to 113.5% of the Accreted Value thereof (determined at the date of redemption), plus Liquidated Damages thereon, if any, to the redemption date, with the net cash proceeds of one or more Public Equity Offerings; provided that at least 65% of the original aggregate principal amount at maturity of Debentures remains outstanding immediately after the occurrence of such redemption; provided, further, that such redemption shall occur within 90 days of the date of the closing of such Public Equity Offering.

         (c) Any redemption pursuant to this Section 3.07 shall be made pursuant to the provisions of Section 3.01 through 3.06 hereof.

SECTION 3.08.     NO MANDATORY REDEMPTION OR SINKING FUND PAYMENTS.

                  Holding shall not be required to make mandatory redemption or sinking fund payments with respect to the Debentures.

SECTION 3.09.     OFFER TO PURCHASE BY APPLICATION OF EXCESS PROCEEDS.

                  In the event that, pursuant to Section 4.10 hereof, Holding shall be required to commence an offer to all Holders to purchase Debentures (an "Asset Sale Offer"), it shall follow the procedures specified below.

                  The Asset Sale Offer shall remain open for a period of 20 Business Days following its commencement and no longer, except to the extent that a longer period is required by applicable law (the "Offer Period"). No later than five Business Days after the termination of the Offer Period (the "Purchase Date"), Holding shall purchase the principal amount of Debentures required to be purchased pursuant to Section 4.10 hereof (the "Offer Amount") or, if less than the Offer Amount has been tendered, all Debentures tendered in response to the Asset Sale Offer. Payment for any Debentures so purchased shall be made in the same manner as interest payments are made.

                  If the Purchase Date is on or after an interest record date and on or before the related interest payment date, any accrued and unpaid interest shall be paid to the Person in whose name a Debenture is registered at the close of business on such record date, and no additional interest shall be payable to Holders who tender Debentures pursuant to the Asset Sale Offer.

                  Upon the commencement of an Asset Sale Offer, Holding shall send, by first class mail, a notice to the Trustee and each of the Holders, with a copy to the Trustee. The notice shall contain all instructions and materials necessary to enable such Holders to tender Debentures pursuant to the Asset Sale Offer. The Asset Sale Offer shall be made to all Holders. The notice, which shall govern the terms of the Asset Sale Offer, shall state:

         (a) that the Asset Sale Offer is being made pursuant to this Section
3.09 and Section 4.10 hereof and the length of time the Asset Sale Offer shall remain open;

         (b) the Offer Amount, the purchase price and the Purchase Date;

         (c) that any Debenture not tendered or accepted for payment shall continue to accrete or accrue interest;

         (d) that, unless Holding defaults in making such payment, any Debenture accepted for payment pursuant to the Asset Sale Offer shall cease to accrete or accrue interest after the Purchase Date;

         (e) that Holders electing to have a Debenture purchased pursuant to an Asset Sale Offer may only elect to have all of such Debenture purchased and may not elect to have only a portion of such Debenture purchased;

         (f) that Holders electing to have a Debenture purchased pursuant to any Asset Sale Offer shall be required to surrender the Debenture, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Debenture completed, or transfer by book-entry transfer, to Holding, a depositary, if appointed by Holding, or a Paying Agent at the address specified in the notice at least three days before the Purchase Date;

         (g) that Holders shall be entitled to withdraw their election if Holding, the depositary or the Paying Agent, as the case may be, receives, not later than the expiration of the Offer Period, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the

Debenture the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Debenture purchased;

         (h) that, if the aggregate principal amount of Debentures surrendered by Holders exceeds the Offer Amount, Holding shall select the Debentures to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by Holding so that only Debentures in denominations of $1,000, or integral multiples thereof, shall be purchased); and

         (i) that Holders whose Debentures were purchased only in part shall be issued new Debentures equal in principal amount to the unpurchased portion of the Debentures surrendered (or transferred by book-entry transfer).

                  On or before the Purchase Date, Holding shall, to the extent lawful, accept for payment, on a pro rata basis to the extent necessary, the Offer Amount of Debentures or portions thereof tendered pursuant to the Asset Sale Offer, or if less than the Offer Amount has been tendered, all Debentures tendered, and shall deliver to the Trustee an Officers' Certificate stating that such Debentures or portions thereof were accepted for payment by Holding in accordance with the terms of this Section 3.09. Holding, the Depositary or the Paying Agent, as the case may be, shall promptly (but in any case not later than five days after the Purchase Date) mail or deliver to each tendering Holder an amount equal to the purchase price of the Debentures tendered by such Holder and accepted by Holding for purchase, and Holding shall promptly issue a new Debenture, and the Trustee, upon written request from Holding shall authenticate and mail or deliver such new Debenture to such Holder, in a principal amount equal to any unpurchased portion of the Debenture surrendered. Any Debenture not so accepted shall be promptly mailed or delivered by Holding to the Holder thereof. Holding shall publicly announce the results of the Asset Sale Offer on the Purchase Date.

                  Other than as specifically provided in this Section 3.09, any purchase pursuant to this Section 3.09 shall be made pursuant to the provisions of Sections 3.01 through 3.06 hereof.

                                   ARTICLE 4.
                                   COVENANTS

SECTION 4.01.     PAYMENT OF DEBENTURES.

                  Holding shall pay or cause to be paid the principal of, premium, if any, and interest on the Debentures on the dates and in the manner provided in the Debentures. Principal, premium, if any, and interest shall be considered paid on the date due if the Paying Agent, if other than Holding or a Subsidiary thereof, holds as of 10:00 a.m. Eastern Time on the due date money deposited by Holding in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest then due. Holding shall pay all Liquidated Damages, if any, in the same manner on the dates and in the amounts set forth in the Debenture Registration Rights Agreement.

                  Holding shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to 1% per annum in excess of the then applicable interest rate on the Debentures to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages (without regard to any applicable grace period) at the same rate to the extent lawful.

SECTION 4.02.     MAINTENANCE OF OFFICE OR AGENCY.

                  Holding shall maintain in the Borough of Manhattan, the City of New York, an office or agency (which may be an office of the Trustee or an affiliate of the Trustee, Registrar or co-registrar) where Debentures may be surrendered for registration of transfer or for exchange and where notices and demands to or upon Holding in respect of the Debentures and this Indenture may be served. Holding shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time Holding shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

                  Holding may also from time to time designate one or more other offices or agencies where the Debentures may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve Holding of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York for such purposes. Holding shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  Holding hereby designates the Corporate Trust Office of the Trustee as one such office or agency of Holding in accordance with Section 2.03.

SECTION 4.03.     REPORTS.

                  (a) Whether or not required by the rules and regulations of the Commission, so long as any Debentures are outstanding, Holding will furnish to the Holders of Debentures (i) all quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if Holding were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by Holding's certified independent accountants and (ii) all current reports that would be required to be filed with the SEC on Form 8-K if Holding were required to file such reports. In addition, following the consummation of the Exchange Offer, whether or not required by the rules and regulations of the SEC, Holding shall file a copy of all such information and reports with the SEC for public availability (unless the SEC will not accept such a filing) and make such information available to securities analysts and prospective investors upon request.

                  (b) Holding shall at all times comply with TIA ss. 314(a).

                  (c) For so long as any Debentures remain outstanding, Holding shall furnish to the Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

SECTION 4.04.     COMPLIANCE CERTIFICATE.

                  (a) Holding shall deliver to the Trustee, within 90 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of Holding and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether Holding has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge Holding has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action Holding is taking or proposes to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Debentures is prohibited or if such event has occurred, a description of the event and what action Holding is taking or proposes to take with respect thereto.

          (b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the year-end financial statements delivered pursuant to Section 4.03(a) above shall be accompanied by a written statement of Holding's independent public accountants (who shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements, nothing has come to their attention that would lead them to believe that Holding has violated any provisions of Article 4 or Article 5 hereof or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

         (c) Holding shall, so long as any of the Debentures are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action Holding is taking or proposes to take with respect thereto.

SECTION 4.05.     TAXES.

                  Holding shall pay, and shall cause each of its Subsidiaries to pay, prior to delinquency, all material taxes, assessments, and governmental levies except such as are contested in good faith and by appropriate proceedings or where the failure to effect such payment is not adverse in any material respect to the Holders of the Debentures.

SECTION 4.06.     STAY, EXTENSION AND USURY LAWS.

                  Holding covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and Holding (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

SECTION 4.07.     RESTRICTED PAYMENTS.

                  Holding shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly: (i) declare or pay any dividend or make any other payment or distribution on account of Holding's or any of its Restricted Subsidiaries' Equity Interests (including, without limitation, any payment on such Equity Interests in connection with any merger or consolidation involving Holding) or to the direct or indirect holders of Holding's or any of its Restricted Subsidiaries' Equity Interests in their capacity as such (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) of Holding); (ii) purchase, redeem or otherwise acquire or retire for value (including, without limitation, in connection with any merger or consolidation involving Holding) any Equity Interests of Holding or any direct or indirect parent of Holding (other than any such Equity Interests owned by Holding or any Restricted

Subsidiary of Holding); (iii) make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value any Indebtedness that is subordinated to the Debentures, except scheduled payments of interest or principal at Stated Maturity of such Indebtedness; or (iv) make any Restricted Investment (all such payments and other actions set forth in clauses (i) through (iv) above being collectively referred to as "Restricted Payments"), unless, at the time of and after giving effect to such Restricted
Payment:

         (a) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof; and

         (b) Holding would, after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of Section 4.09 hereof; and

         (c) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by Holding and its Restricted Subsidiaries after the date of this Indenture (excluding Restricted Payments permitted by clauses
(i), (ii), (iii), (iv), (viii) (other than those permitted by clause (f) of the definition of "Permitted Investments"), (ix), (xii) and (xiii) of the next succeeding paragraph), is less than the sum of (i) 50% of the Consolidated Net Income of Holding for the period (taken as one accounting period) from the beginning of the first fiscal quarter commencing after the date of this Indenture to the end of Holding's most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (or, if such Consolidated Net Income for such period is a deficit, less 100% of such deficit), plus (ii) 100% of the aggregate net cash proceeds received by Holding as a contribution to Holding's capital or received by Holding from the issue or sale since the date of this Indenture of Equity Interests of Holding (other than Disqualified Stock) or of Disqualified Stock or debt securities of Holding that have been converted into such Equity Interests (other than Equity Interests (or Disqualified Stock or debt securities) sold to a Restricted Subsidiary of Holding and other than Disqualified Stock or convertible debt securities that have been converted into Disqualified Stock), plus (iii) to the extent that any Restricted Investment that was made after the date of this Indenture is sold for cash or otherwise liquidated or repaid for cash, the lesser of (A) the cash return of capital with respect to such Restricted Investment (less the cost of disposition, if any) and (B) the initial amount of such Restricted Investment, plus (iv) if any Unrestricted Subsidiary (A) is redesignated as a Restricted Subsidiary, the fair market value of such redesignated Subsidiary (as determined in good faith by the Board of Directors) as of the date of its redesignation or (B) pays any cash dividends or cash distributions to Holding or any of its Restricted Subsidiaries, 50% of any such cash dividends or cash distributions made after the date of this Indenture.

         The foregoing provisions shall not prohibit (i) the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions of this Indenture; (ii) the redemption, repurchase, retirement, defeasance or other acquisition of any subordinated Indebtedness or Equity Interests of Holding in exchange for, or out of the net cash proceeds of the substantially concurrent sale or issuance (other than to a Restricted Subsidiary of Holding) of, other Equity Interests of Holding (other than Disqualified Stock); provided that the amount of any such net cash proceeds that are utilized for any such redemption, repurchase, retirement, defeasance or other acquisition shall be excluded from clause (c)(ii) of the preceding paragraph; (iii) the defeasance, redemption, repurchase or other acquisition of subordinated Indebtedness with the net cash proceeds from an incurrence of Permitted Refinancing Indebtedness; (iv) the payment of any dividend by a Restricted Subsidiary of Holding to the holders of its Equity Interests on a pro rata basis; (v) the declaration or payment of dividends to Acquisition Corp. or Holding for expenses incurred by Acquisition Corp. in its capacity as holding company or for services rendered on behalf of Holding, including, without limitation, (a) customary salary, bonus and other benefits payable to officers and employees of Acquisition Corp., (b) fees and expenses paid to members of the Board of Directors of Acquisition Corp., (c) general corporate overhead expenses of Acquisition Corp., (d) management, consulting or advisory fees paid to Acquisition Corp. not to exceed $4.0 million in any fiscal year, and (e) the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of Acquisition Corp. held by any member or former member of Acquisition Corp.'s (or any of its Restricted Subsidiaries') management pursuant to any management equity subscription agreement, stockholders agreement or stock option agreement; provided, however, the aggregate amount paid pursuant to the foregoing clauses (a) through (e) does not exceed $5.0 million in any fiscal year (with any unused amounts in any fiscal year being carried over to succeeding fiscal years, subject to a maximum (without giving effect to the following clause (y)) of $10.0 million in any calendar year, plus (y) the aggregate cash proceeds received by Holding from any reissuance of Equity Interests by Acquisition Corp. to members of management of Holding and its Restricted Subsidiaries; (vi) Investments in any Person (other than Holding or a Restricted Subsidiary) engaged in a Permitted Business in an amount not to exceed $5.0 million; (vii) other Investments in Unrestricted Subsidiaries having an aggregate fair market value, taken together with all other Investments made pursuant to this clause (vii) that are at that time outstanding, not to exceed $2.0 million; (viii) Permitted Investments; (ix) the declaration or payment of dividends or other payments to Acquisition Corp. pursuant to any tax sharing agreement or other arrangement among Acquisition Corp. and other members of the affiliated corporations of which Acquisition Corp. is the common parent; (x) other Restricted Payments in an aggregate amount not to exceed $10.0 million; (xi) so long as no Default or Event of Default has occurred and is continuing, the declaration and payment of dividends on Disqualified Stock issued or after the date of this Indenture, the incurrence of which satisfied the covenant set forth in the first paragraph of
Section 4.09 hereof; (xii) the declaration or payment of dividends to Acquisition Corp. to satisfy any required purchase price adjustment payment arising out of the Acquisition; and (xiii) the declaration or payment of dividends or other payments to Acquisition Corp. in an amount not to exceed $2.0 million dollars to satisfy redemption obligations in respect of Equity Interests of Acquisition Corp. that are held by management of Acquisition Corp., Holding or the Company; provided, that such amount shall not be applied against expenses incurred pursuant to clause (v)(e) above.

         The Board of Directors may designate any Restricted Subsidiary to be an Unrestricted Subsidiary if such designation would not cause a Default. For purposes of making such determination, all outstanding Investments by Holding and its Restricted Subsidiaries (except to the extent repaid in cash) in the Subsidiary so designated will be deemed to be Restricted Payments at the time of such designation and will reduce the amount available for Restricted Payments under the first paragraph of this covenant. All such outstanding Investments will be deemed to constitute Investments in an amount equal to the fair market value of such Investments at the time of such designation (as determined in good faith by the Board of Directors). Such designation will only be permitted if such Restricted Payment would be permitted at such time and if such Restricted Subsidiary otherwise meets the definition of an Unrestricted Subsidiary.

         The amount of all Restricted Payments (other than cash) shall be the fair market value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by Holding or such Subsidiary, as the case may be, pursuant to the Restricted Payment. The fair market value of any non-cash Restricted Payment shall be determined in good faith by the Board of Directors whose resolution with respect thereto shall be delivered to the Trustee; such determination will be based upon an opinion or appraisal issued by an accounting, appraisal or investment banking firm of national standing if such fair market value exceeds $10.0 million. Not later than the date of making any Restricted Payment, Holding shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this Section
4.07 were computed, together with a copy of any fairness opinion or appraisal required by this Indenture.

SECTION 4.08.    DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES.

                  Holding shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary to (i)(a) pay dividends or make any other distributions to Holding or any of its Restricted Subsidiaries (1) on its Capital Stock or
(2) with respect to any other interest or participation in, or measured by, its profits, or (b) pay any Indebtedness owed to Holding or any of its Restricted Subsidiaries, (ii) make loans or advances to Holding or any of its Restricted Subsidiaries or (iii) transfer any of its properties or assets to Holding or any of its Restricted Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (a) Existing Indebtedness as in effect on the date of this Indenture, (b) the Credit Agreement as in effect as of the date of this Indenture, and any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings thereof, provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are no more restrictive in the aggregate (as determined in the good faith judgment of Holding's Board of Directors) with respect to such dividend and other payment restrictions than those contained in the Credit Agreement as in effect on the date of this Indenture, (c) this Indenture and the Debentures and the Note Indenture and the Notes, (d) any applicable law, rule, regulation or order, (e) any instrument of a Person acquired by Holding or any of its Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, provided that, in the case of Indebtedness, such Indebtedness was permitted by the terms of this Indenture to be incurred, (f) by reason of customary non-assignment provisions in leases entered into in the ordinary course of business and consistent with past practices, (g) purchase money obligations for property acquired in the ordinary course of business that impose restrictions of the nature described in clause (e) above on the property so acquired, (h) Permitted Refinancing Indebtedness, provided that the material restrictions contained in the agreements governing such Permitted Refinancing Indebtedness are no more restrictive, in the good faith judgment of Holding's Board of Directors, taken as a whole, to the Holders of Debentures than those contained in the agreements governing the Indebtedness being refinanced, (i) contracts for the sale of assets, including, without limitation, customary restrictions with respect to a Subsidiary pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Subsidiary, (j) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business and (k) other Indebtedness or Disqualified Stock of Restricted Subsidiaries permitted to be incurred subsequent to the Issuance Date pursuant to the provisions of Section 4.09 hereof.

SECTION 4.09.     INCURRENCE OF INDEBTEDNESS AND ISSUANCE OF PREFERRED STOCK.

                  Holding shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "incur") any Indebtedness (including Acquired Debt) and that Holding shall not issue any Disqualified Stock and shall not permit any of its Subsidiaries to issue any shares of preferred stock; provided, however, that Holding may incur Indebtedness (including Acquired Debt) or issue shares of Disqualified Stock or preferred stock and Holding's Restricted Subsidiaries may incur Indebtedness (including Acquired
Debt) and issue Disqualified Stock or preferred stock if the Fixed Charge Coverage Ratio for Holding's most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Indebtedness is incurred or such Disqualified Stock or preferred stock is issued would have been at least 1.5 to 1, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred, or the Disqualified Stock or preferred stock had been issued, as the case may be, at the beginning of such four-quarter period.

         The foregoing provisions shall not apply to the incurrence of any of the following items of Indebtedness (collectively, "Permitted Debt"):

         (i) the incurrence by the Company of Indebtedness and letters of credit pursuant to the Credit Agreement; provided that the aggregate principal amount of all such Indebtedness (with letters of credit being deemed to have a principal amount equal to the maximum potential liability of the Company thereunder) then classified as having been incurred in reliance on this clause
(i) that remains outstanding under the Credit Agreement after giving effect to such incurrence does not exceed the sum of $20.0 million;

         (ii) the incurrence by Holding and its Restricted Subsidiaries of the Existing Indebtedness;

         (iii) the incurrence by Holding of Indebtedness represented by the Debentures and the incurrence by the Company of Indebtedness represented by the Notes;

         (iv) the incurrence by Holding or any of its Restricted Subsidiaries of Indebtedness represented by Capital Lease Obligations, mortgage financings or purchase money obligations, in each case incurred for the purpose of financing all or any part of the purchase price or cost of construction or improvement of property, plant or equipment used in the business of Holding or such Restricted Subsidiary (whether through the direct purchase of assets or the Capital Stock of any Person owning such Assets), in an aggregate principal amount or accreted value, as applicable, not to exceed $10.0 million;

         (v) the incurrence by Holding or any of its Restricted Subsidiaries of Indebtedness in connection with the acquisition of assets or a new Restricted Subsidiary; provided that such Indebtedness was incurred by the prior owner of such assets or such Restricted Subsidiary prior to such acquisition by Holding or one of its Subsidiaries and was not incurred in connection with, or in contemplation of, such acquisition by Holding or one of its Subsidiaries; provided further that the principal amount (or accreted value, as applicable) of such Indebtedness, together with any other outstanding Indebtedness incurred pursuant to this clause (v), does not exceed $5.0 million;

         (vi) the incurrence by Holding or any of its Restricted Subsidiaries of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to refund, refinance or replace Indebtedness that was permitted by this Indenture to be incurred;

         (vii) the incurrence by Holding or any of its Restricted Subsidiaries of intercompany Indebtedness between or among Holding and any of its Restricted Subsidiaries; provided, however, that (i) if Holding is the obligor on such Indebtedness, such Indebtedness is expressly subordinated to the prior payment in full in cash of all Obligations with respect to the Debentures and (ii)(A) any subsequent issuance or transfer of Equity Interests that results in any such Indebtedness being held by a Person other than Holding or a Restricted Subsidiary and (B) any sale or other transfer of any such Indebtedness to a Person that is not either Holding or a Restricted Subsidiary shall be deemed, in each case, to constitute an incurrence of such Indebtedness by Holding or such Restricted Subsidiary, as the case may be;

         (viii) the incurrence by Holding or any of its Restricted Subsidiaries of Hedging Obligations that are incurred for the purpose of fixing or hedging
(i) interest rate risk with respect to any floating rate Indebtedness that is permitted by the terms of this Indenture to be outstanding or (ii) exchange rate risk with respect to any agreement or Indebtedness of such Person payable in a currency other than U.S. dollars;

         (ix) the Guarantee by Holding or any of its Restricted Subsidiaries of Indebtedness of Holding or a Restricted Subsidiary of Holding that was permitted to be incurred by another provision of this Section 4.09;

         (x) the incurrence by Holding's Unrestricted Subsidiaries of Non-Recourse Debt; provided, however, that if any such Indebtedness ceases to be Non-Recourse Debt of an Unrestricted Subsidiary, such event shall be deemed to constitute an incurrence of Indebtedness by a Restricted Subsidiary of Holding;

         (xi) Indebtedness incurred by Holding or any of its Restricted Subsidiaries constituting reimbursement obligations with respect to letters of credit issued in the ordinary course of business, including, without limitation, to letters of credit in respect to workers' compensation claims or self-insurance, or other Indebtedness with respect to reimbursement type obligations regarding workers' compensation claims; provided, however, that upon the drawing of such letters of credit or the incurrence of such Indebtedness, such obligations are reimbursed within 30 days following such drawing or incurrence;

         (xii) Indebtedness arising from agreements of Holding or a Restricted Subsidiary providing for indemnification, adjustment of purchase price or similar obligations, in each case, incurred or assumed in connection with the disposition of any business, asset or Subsidiary, other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or Subsidiary for the purpose of financing such acquisition; provided that (x) such Indebtedness is not reflected on the balance sheet of Holding or any Restricted Subsidiary (contingent obligations referred to in a footnote or footnotes to financial statements and not otherwise reflected on the balance sheet will not be deemed to be reflected on such balance sheet for purposes of this clause (x)) and (y) the maximum assumable liability in respect of such Indebtedness shall at no time exceed 50% of the gross proceeds including non-cash proceeds (the fair market value of such non-cash proceeds being measured at the time received and without giving effect to any such subsequent changes in value) actually received by Holding and/or such Restricted Subsidiary in connection with such disposition;

         (xiii) obligations in respect of performance and surety bonds and completion guarantees provided by Holding or any Restricted Subsidiary in the ordinary course of business;

         (xiv) guarantees incurred in the ordinary course of business in an aggregate principal amount not to exceed $5.0 million at any time outstanding; and

         (xv) the incurrence by Holding or any of its Restricted Subsidiaries of additional Indebtedness, including Attributable Debt incurred after the date of this Indenture, in an aggregate principal amount (or accreted value, as applicable) at any time outstanding, including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any other Indebtedness incurred pursuant to this clause (xv), not to exceed $20.0 million.

         For purposes of determining compliance with this Section 4.09, in the event that an item of Indebtedness meets the criteria of more than one of the categories of Permitted Debt described in clauses (i) through (xv) above or is entitled to be incurred pursuant to the first paragraph of this Section 4.09, Holding shall, in its sole discretion, classify such item of Indebtedness in any manner that complies with this Section 4.09 and such item of Indebtedness will be treated as having been incurred pursuant to only one of such clauses or pursuant to the first paragraph hereof. In addition, Holding may, at any time, change the classification of an item of Indebtedness (or any portion thereof) to any other clause or to the first paragraph hereof provided that Holding would be permitted to incur such item of Indebtedness (or portion thereof) pursuant to such other clause or the first paragraph hereof, as the case may be, at such time of reclassification. Accrual of interest, accretion or amortization of original issue discount and the accretion of accreted value will not be deemed to be an incurrence of Indebtedness for purposes of this
Section 4.09.

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

SECTION 4.10.     ASSET SALES.

                  Holding shall not, and shall not permit any of its Restricted Subsidiaries to, consummate an Asset Sale unless (i) Holding (or the Restricted Subsidiary, as the case may be) receives consideration at the time of such Asset Sale at least equal to the fair market value (evidenced by a resolution of the Board of Directors set forth in an Officers' Certificate delivered to the Trustee) of the assets or Equity Interests issued or sold or otherwise disposed of and (ii) at least 75% of the consideration therefor received by Holding or such Restricted Subsidiary is in the form of cash or Cash Equivalents; provided that the amount of (x) any liabilities (as shown on Holding's or such Restricted Subsidiary's most recent balance sheet) of Holding or any Restricted Subsidiary (other than contingent liabilities and liabilities that are by their terms subordinated to the Debentures or any Guarantee thereof) that are assumed by the transferee of any such assets pursuant to a customary novation agreement that releases Holding or such Restricted Subsidiary from further liability and (y) any securities, notes or other obligations received by Holding or any such Restricted Subsidiary from such transferee that are converted by Holding or such Restricted Subsidiary into cash or Cash Equivalents within 180 days (to the extent of the cash received), shall be deemed to be cash for purposes of this provision; and provided further that the 75% limitation referred to in clause (ii) above will not apply to any Asset Sale in which the cash or Cash Equivalents portion of the consideration received therefrom, determined in accordance with the foregoing proviso, is equal to or greater than what the after-tax proceeds would have been had such Asset Sale complied with the aforementioned 75% limitation.

                  Within 360 days after the receipt of any Net Proceeds from an Asset Sale, Holding or any such Restricted Subsidiary may apply such Net Proceeds, at its option, (a) to repay or repurchase pari passu Indebtedness of Holding or any Indebtedness of any Restricted Subsidiary or (b) to the acquisition of a controlling interest in another business, the making of a capital expenditure or the acquisition of other long-term assets, in each case, in a Permitted Business. Pending the final application of any such Net Proceeds, Holding may temporarily reduce the revolving Indebtedness under the Credit Agreement or otherwise invest such Net Proceeds in any manner that is not prohibited by this Indenture. Any Net Proceeds from Asset Sales that are not applied or invested as provided in the first sentence of this paragraph will be deemed to constitute "Excess Proceeds." When the aggregate amount of Excess Proceeds exceeds $10.0 million, Holding will be required to make an offer to all Holders of Debentures (an "Asset Sale Offer") to purchase the maximum principal amount of Debentures that may be purchased out of the Excess Proceeds, at an offer price in cash in an amount equal to 100% of the Accreted Value thereof on the date of repurchase (if such date of repurchase is prior to July 1, 2003) or 100% of the principal amount thereof (if such date of repurchase is on or after July 1, 2003) plus, in each case, accrued and unpaid interest and Liquidated Damages thereon, if any, to the date of purchase, in accordance with the procedures set forth in this Indenture. To the extent that the aggregate amount of Debentures tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, Holding may use any remaining Excess Proceeds for general corporate purposes. If the aggregate principal amount of Debentures surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Debentures to be purchased on a pro rata basis. Upon completion of such offer to purchase, the amount of Excess Proceeds shall be reset at zero.

                  To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 4.10, Holding will comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations described in this Indenture by virtue thereof.

SECTION 4.11.     TRANSACTIONS WITH AFFILIATES.

                  Holding shall not, and shall not permit any of its Restricted Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each of the foregoing, an "Affiliate Transaction") unless (i) such Affiliate Transaction is on terms that are no less favorable to Holding or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by Holding or such Restricted Subsidiary with an unrelated Person and (ii) Holding delivers to the Trustee (a) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $1.0 million, a resolution of the Board of Directors set forth in an Officers' Certificate certifying that such Affiliate Transaction complies with clause (i) above and that such Affiliate Transaction has been approved by a majority of the disinterested members of the Board of Directors and (b) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving either aggregate consideration in excess of $5.0 million or an aggregate consideration in excess of $3.0 million where there are no disinterested members of the Board of Directors, an opinion as to the fairness to the Holders of such Affiliate Transaction from a financial point of view issued by an accounting, appraisal or investment banking firm of national standing; provided that the following shall not be deemed Affiliate Transactions: (q) customary directors' fees, indemnification or similar arrangements or any employment agreement or other compensation plan or arrangement entered into by Holding or any of its Restricted Subsidiaries in the ordinary course of business and consistent with the past practice of Holding or such Restricted Subsidiary, (r) transactions between or among Holding and/or its Restricted Subsidiaries, (s) Permitted Investments and Restricted Payments that are permitted by Section 4.07 hereof, (t) customary loans, advances, fees and compensation paid to, and indemnity provided on behalf of, officers, directors, employees or consultants of Holding or any of its Restricted Subsidiaries, (u) transactions pursuant to any contract or agreement in effect on the date of this Indenture as the same may be amended, modified or replaced from time to time so long as any such amendment, modification or replacement is no less favorable to Holding and its Restricted Subsidiaries than the contract or agreement as in effect on the Issue Date, (v) transactions between Holding or its Restricted Subsidiaries on the one hand, and Donaldson, Lufkin & Jenrette Securities Corporation or its Affiliates ("DLJ") on the other hand, involving the provision of financial, advisory, placement or underwriting services by DLJ; provided that fees payable to DLJ do not exceed the usual and customary fees of DLJ for similar services, (w) insurance arrangements among Acquisition Corp., Holding and its Subsidiaries that are not less favorable to Holding or any of its Subsidiaries than those that are in effect on the date hereof provided such arrangements are conducted in the ordinary course of business consistent with past practices, (x) payments under any tax sharing agreement or other arrangement among Acquisition Corp., Holding and other members of the affiliated group of corporations of which either is the common parent and (y) payments in connection with the Refinancing (including the payment of fees and expenses with respect thereto).

SECTION 4.12.     LIENS.

                  Holding shall not, and shall not permit any of its Restricted Subsidiaries to, create, incur, assume or otherwise cause or suffer to exist or become effective any Lien (other than Permitted Liens) upon any of their property or assets, now owned or hereafter acquired.

SECTION 4.13.     BUSINESS ACTIVITIES.

                  Holding shall not, and shall not permit any Restricted Subsidiary to, engage in any business other than a Permitted Business, except to such extent as would not be material to Holding and its Restricted Subsidiaries taken as a whole.

SECTION 4.14.     CORPORATE EXISTENCE.

                  Subject to Article 5 hereof, Holding shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its corporate existence, and the corporate, partnership or

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

other existence of each of its Subsidiaries, in accordance with the respective organizational documents (as the same may be amended from time to time) of Holding or any such Subsidiary and (ii) the rights (charter and statutory), licenses and franchises of Holding and its Subsidiaries; provided, however, that Holding shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Subsidiaries, if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of Holding and its Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders of the Debentures.

SECTION 4.15.     OFFER TO REPURCHASE UPON CHANGE OF CONTROL.

                  (a) Upon the occurrence of a Change of Control, each Holder of Debentures will have the right to require Holding to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Debentures pursuant to the offer described in this Section 4.15 (the "Change of Control Offer") at an offer price in cash equal to 101% of the Accreted Value thereof on the date of repurchase (if such repurchase is prior to July 1, 2003) or 101% of the aggregate principal amount thereof (if such date of repurchase is on or after July 1, 2003) plus, in each case, accrued and unpaid interest and Liquidated Damages thereon, if any, to the date of repurchase (the "Change of Control Payment"). Within 60 days following any Change of Control, Holding will mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase Debentures on the date specified in such notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the "Change of Control Payment Date"), pursuant to the procedures required by this Indenture and described in such notice. Holding will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Debentures as a result of a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Indenture relating to such Change of Control Offer, Holding will comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations described in this Indenture by virtue thereof.

          (b) On the Change of Control Payment Date, Holding will, to the extent lawful, (1) accept for payment all Debentures or portions thereof properly tendered pursuant to the Change of Control Offer, (2) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Debentures or portions thereof so tendered and (3) deliver or cause to be delivered to the Trustee the Debentures so accepted together with an Officers' Certificate stating the aggregate principal amount of Debentures or portions thereof being purchased by Holding. The Paying Agent will promptly mail to each Holder of Debentures so tendered the Change of Control Payment for such Debentures, and the Trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Debenture equal in principal amount to any unpurchased portion of the Debentures surrendered, if any; provided that each such new Debenture will be in a principal amount of $1,000 or an integral multiple thereof.

SECTION 4.16.     LIMITATION ON SALE AND LEASEBACK TRANSACTIONS.

                  Holding shall not, and shall not permit any of its Restricted Subsidiaries to, enter into any sale and leaseback transaction; provided that Holding or any Restricted Subsidiary may enter into a sale and leaseback transaction if (i) Holding or such Restricted Subsidiary could have (a) incurred Indebtedness in an amount equal to the Attributable Debt relating to such sale and leaseback transaction pursuant to Section 4.09 hereof and (b) incurred a Lien to secure such Indebtedness pursuant to Section 4.12 hereof;
(ii) the gross cash proceeds of such sale and leaseback transaction are at least equal to the fair market value (as determined in good faith by the Board of Directors and set forth in an Officers' Certificate delivered to the

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

Trustee) of the property that is the subject of such sale and leaseback transaction and (iii) the transfer of assets in such sale and leaseback transaction is permitted by, and Holding applies the proceeds of such transaction in compliance with, Section 4.10 hereof.

                                   ARTICLE 5.
                                   SUCCESSORS

SECTION 5.01.     MERGER, CONSOLIDATION, OR SALE OF ASSETS.

                  Holding shall not consolidate or merge with or into (whether or not Holding is the surviving corporation), or sell, assign, transfer, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions, to another Person unless (i) Holding is the surviving corporation or the Person formed by or surviving any such consolidation or merger (if other than Holding) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia; (ii) the entity or Person formed by or surviving any such consolidation or merger (if other than Holding) or the entity or Person to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made assumes all the obligations of Holding under the Debentures and this Indenture pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee; (iii) immediately after such transaction no Default or Event of Default exists; and
(iv) Holding or the entity or Person formed by or surviving any such consolidation or merger (if other than Holding), or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made (a) will, at the time of such transaction and after giving pro forma effect thereto as if such transaction had occurred at the beginning of the applicable four-quarter period, be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of Section 4.09 hereof or (b) would (together with its Restricted Subsidiaries) have a higher Fixed Charge Coverage Ratio immediately after such transaction (after giving pro forma effect thereto as if such transaction had occurred at the beginning of the applicable four-quarter period) than the Fixed Charge Coverage Ratio of Holding and its subsidiaries immediately prior to the transaction. The foregoing clause (iv) will not prohibit (a) a merger between Holding and a Wholly Owned Subsidiary of Acquisition Corp. created for the purpose of holding the Capital Stock of Holding, (b) a merger between Holding and a Wholly Owned Subsidiary or (c) a merger between Holding and an Affiliate incorporated solely for the purpose of reincorporating Holding in another state of the United States so long as, in each case, the amount of Indebtedness of Holding and its Restricted Subsidiaries is not increased thereby. The Indenture will also provide that Holding may not, directly or indirectly, lease all or substantially all of its properties or assets, in one or more related transactions, to any other Person. The provisions of this Section 5.01 will not be applicable to a sale, assignment, transfer, conveyance or other disposition of assets between or among Holding and its Wholly Owned Restricted Subsidiaries.

SECTION 5.02.     SUCCESSOR CORPORATION SUBSTITUTED.

                  Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of Holding in accordance with Section 5.01 hereof, the successor corporation formed by such consolidation or into or with which Holding is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, lease, conveyance or other disposition, the provisions of this Indenture referring to the "Company" shall refer instead to the successor corporation and not to Holding), and may exercise every right and power of Holding under this Indenture with the same effect as if such successor Person had been named as Holding herein; provided, however, that the predecessor Company shall not be relieved from the obligation to pay the principal of and interest on the Debentures except in the case of a sale of all of Holding's assets that meets the requirements of Section 5.01 hereof.


                                   ARTICLE 6.
                             DEFAULTS AND REMEDIES


SECTION 6.01.              EVENTS OF DEFAULT.

                  Each of the following constitutes an "Event of Default":

         (a) default for 30 days in the payment when due of interest on, or Liquidated Damages with respect to, the Debentures;

         (b) default in payment when due of the principal of or premium, if any, on the Debentures;

         (c) failure by Holding to comply with the provisions described under
Section 4.10 or 4.14 hereof;

         (d) failure by Holding for 30 days after notice from the Trustee or at least 25% in principal amount of the Debentures then outstanding to comply with the provisions described under Sections 4.07 or 4.09 hereof;

         (e) failure by Holding for 60 days after notice from the Trustee or holders of at least 25% in principal amount of the Debentures then outstanding to comply with any of its other agreements in this Indenture or the Debentures;

         (f) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by Holding or any of its Restricted Subsidiaries (or the payment of which is guaranteed by Holding or any of its Restricted Subsidiaries) whether such Indebtedness or Guarantee now exists, or is created after the date of this Indenture, which default (a) is caused by a failure to pay principal of or premium, if any, or interest on such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a "Payment Default") or (b) results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $10.0 million or more;

         (g) failure by Holding or any of its Subsidiaries to pay final judgments aggregating in excess of $5.0 million, which judgments are not paid, discharged or stayed for a period of 60 days; and

         (h) Holding, any of its Restricted Subsidiaries that are Significant Subsidiaries or any group of Restricted Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, pursuant to or within the meaning of Bankruptcy Law:

                  (i) commences a voluntary case,

                  (ii) consents to the entry of an order for relief against it in an involuntary case,

                  (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property,

                  (iv) makes a general assignment for the benefit of its creditors, or

                  (v) generally is not paying its debts as they become due; or

          (i) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                  (i) is for relief against Holding, any of its Restricted Subsidiaries that are Significant Subsidiaries or any group of Restricted Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, in an involuntary case;

                  (ii) appoints a Custodian of Holding, any of its Restricted Subsidiaries that are Significant Subsidiaries or any group of Restricted Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary or for all or substantially all of the property of Holding, any of its Restricted Subsidiaries that are Significant Subsidiaries or any group of Restricted Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary; or

                  (iii) orders the liquidation of Holding, any of its Restricted Subsidiaries that are Significant Subsidiaries or any group of Restricted Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary;

                  and the order or decree remains unstayed and in effect for 60 consecutive days.

SECTION 6.02.     ACCELERATION.

                  If any Event of Default (other than an Event of Default specified in clause (h) or (i) of Section 6.01 hereof with respect to Holding, any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary) occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Debentures may declare all the Debentures to be due and payable immediately. Upon any such declaration, the Debentures shall become due and payable immediately. Notwithstanding the foregoing, if an Event of Default specified in clause (h) or (i) of Section
6.01 hereof occurs with respect to Holding, any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, all outstanding Debentures shall be due and payable immediately without further action or notice. The Holders of a majority in aggregate principal amount of the then outstanding Debentures by written notice to the Trustee may on behalf of all of the Holders rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal or interest that has become due solely because of the acceleration) have been cured or waived.

                  If an Event of Default occurs on or after July 1, 2003 by reason of any willful action (or inaction) taken (or not taken) by or on behalf of Holding with the intention of avoiding payment of the premium that Holding would have had to pay if Holding then had elected to redeem the Debentures pursuant to Section 3.07 hereof, then, upon acceleration of the Debentures, an equivalent premium shall also become and be immediately due and payable, to the extent permitted by law, anything in this Indenture or in the Debentures to the contrary notwithstanding. If an Event of Default occurs prior to July 1, 2003 by reason of any willful action (or inaction) taken (or not taken) by or on behalf of Holding with the intention of avoiding the prohibition on redemption of the Debentures prior to such date, then, upon acceleration of the Debentures, an additional premium shall also become and be immediately due and payable in an amount, for each of the years beginning on July 1 of the years set forth below, as set forth below (expressed as a percentage of the principal amount of the Debentures to the date of payment that would otherwise be due but for the provisions of this sentence):

YEAR                                                              PERCENTAGE
----                                                              ----------

1998...............................................................113.500%
1999...............................................................112.150%
2000...............................................................110.800%
2001...............................................................109.450%
2002...............................................................108.100%

SECTION 6.03.     OTHER REMEDIES.

                  If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal, premium, if any, and interest on the Debentures or to enforce the performance of any provision of the Debentures or this Indenture.

                  The Trustee may maintain a proceeding even if it does not possess any of the Debentures or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Debenture in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

SECTION 6.04.     WAIVER OF PAST DEFAULTS.

                  Holders of not less than a majority in aggregate principal amount of the then outstanding Debentures by notice to the Trustee may on behalf of the Holders of all of the Debentures waive an existing Default or Event of Default and its consequences hereunder, except a continuing Default or Event of Default in the payment of the principal of, premium and Liquidated Damages, if any, or interest on, the Debentures (including in connection with an offer to purchase) (provided, however, that the Holders of a majority in aggregate principal amount of the then outstanding Debentures may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration). Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

SECTION 6.05.     CONTROL BY MAJORITY.

                  Holders of a majority in principal amount of the then outstanding Debentures may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture that the Trustee determines may be unduly prejudicial to the rights of other Holders of Debentures or that may involve the Trustee in personal liability.

SECTION 6.06.     LIMITATION ON SUITS.

                  A Holder of a Debenture may pursue a remedy with respect to this Indenture or the Debentures only if:

                  (a) the Holder of a Debenture gives to the Trustee written notice of a continuing Event of Default;

                  (b) the Holders of at least 25% in principal amount of the then outstanding Debentures make a written request to the Trustee to pursue the remedy;

                  (c) such Holder of a Debenture or Holders of Debentures offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                  (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

                  (e) during such 60-day period the Holders of a majority in principal amount of the then outstanding Debentures do not give the Trustee a direction inconsistent with the request.

                  A Holder of a Debenture may not use this Indenture to prejudice the rights of another Holder of a Debenture or to obtain a preference or priority over another Holder of a Debenture.

SECTION 6.07.              RIGHTS OF HOLDERS OF DEBENTURES TO RECEIVE PAYMENT.

                  Notwithstanding any other provision of this Indenture, the right of any Holder of a Debenture to receive payment of principal, premium and Liquidated Damages, if any, and interest on the Debenture, on or after the respective due dates expressed in the Debenture (including in connection with an offer to purchase), or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

SECTION 6.08.              COLLECTION SUIT BY TRUSTEE.

                  If an Event of Default specified in Section 6.01(a) or (b) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against Holding for the whole amount of principal of, premium and Liquidated Damages, if any, and interest remaining unpaid on the Debentures and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 6.09.              TRUSTEE MAY FILE PROOFS OF CLAIM.

                  The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of the Debentures allowed in any judicial proceedings relative to Holding (or any other obligor upon the Debentures), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debentures or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 6.10.              PRIORITIES.

                  If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

                  First: to the Trustee, its agents and attorneys for amounts due under Section 7.07 hereof, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

                  Second: to Holders of Debentures for amounts due and unpaid on the Debentures for principal, premium and Liquidated Damages, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Debentures for principal, premium, and Liquidated Damages, if any, and interest, respectively; and

                  Third: to Holding or to such party as a court of competent jurisdiction shall direct.

                  The Trustee may fix a record date and payment date for any payment to Holders of Debentures pursuant to this Section 6.10.

SECTION 6.11.              UNDERTAKING FOR COSTS.

                  In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder of a Debenture pursuant to Section 6.07 hereof, or a suit by Holders of more than 10% in principal amount of the then outstanding Debentures.

                                   ARTICLE 7.
                                    TRUSTEE

SECTION 7.01.              DUTIES OF TRUSTEE.

                  (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) Except during the continuance of an Event of Default:

                  (i) the duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                  (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) this paragraph does not limit the effect of paragraph (b) of this Section;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 hereof.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c), (e) and (f) of this Section and Section 7.02.

                  (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture at the request of any Holders, unless such Holder shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

                  (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with Holding. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 7.02.              RIGHTS OF TRUSTEE.

                  (a) In connection with the Trustee's rights and duties under this Indenture, the Trustee may conclusively rely upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

                  (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

                  (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from Holding shall be sufficient if signed by an Officer of Holding.

                  (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

                  (g) In no event shall the Trustee be required to take notice of any default or breach hereof or any Event of Default hereunder, except for Events of Default specified in Sections 6.01(a) and (b) hereof, unless and until the Trustee shall have received from a Holder or from Holding express written notice of the circumstances constituting the breach, default or Event of Default and stating that said circumstances constitute an Event of Default hereunder.

                  (h) Except with respect to Section 4.01 hereof, the Trustee shall have no duty to inquire as to the performance of Holding's covenants in
Article 4 hereof. In addition, the Trustee shall not be deemed to have knowledge of any Default or Event of Default except (i) any Event of Default occurring pursuant to Sections 6.01(a), 6.01(b) and 4.01 or (ii) any Default or Event of Default of which the Trustee shall have received written notification or obtained actual knowledge.

                  (i) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee may, in its discretion, make such further inquiry or investigation into such facts or matters as it may see fit and if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of Holding personally or by agent or attorney.

SECTION 7.03.              INDIVIDUAL RIGHTS OF TRUSTEE.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Debentures and may otherwise deal with Holding or any Affiliate of Holding with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as trustee or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections 7.10 and 7.11 hereof.

SECTION 7.04.              TRUSTEE'S DISCLAIMER.

                  The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Debentures, it shall not be accountable for Holding's use of the proceeds from the Debentures or any money paid to Holding or upon Holding's direction under any provision of this Indenture, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Debentures or any other document in connection with the sale of the Debentures or pursuant to this Indenture other than its certificate of authentication.

SECTION 7.05.              NOTICE OF DEFAULTS.

                  If a Default or Event of Default occurs and is continuing and if it is known to the Trustee, or if appropriate notice is provided in writing in accordance with Section 7.02(g), as applicable, the

Trustee shall mail to Holders of Debentures a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of, premium, if any, or interest on any Debenture, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Debentures.

SECTION 7.06.              REPORTS BY TRUSTEE TO HOLDERS OF THE DEBENTURES.

                  Within 60 days after each July 1 beginning with the July 1 following the date of this Indenture, and for so long as Debentures remain outstanding, the Trustee shall mail to the Holders of the Debentures a brief report dated as of such reporting date that complies with TIA ss. 313(a) (but if no event described in TIA ss. 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA ss. 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA ss. 313(c).

                  A copy of each report at the time of its mailing to the Holders of Debentures shall be mailed to Holding and filed with the SEC and each stock exchange on which the Debentures are listed in accordance with TIA ss. 313(d). Holding shall promptly notify the Trustee when the Debentures are listed on any stock exchange.

SECTION 7.07.              COMPENSATION AND INDEMNITY.

                  Holding shall pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. Holding shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

                  Holding shall indemnify the Trustee against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the costs and expenses of enforcing this Indenture against Holding (including this Section 7.07) and defending itself against any claim (whether asserted by Holding or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence or bad faith. The Trustee shall notify Holding promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify Holding shall not relieve Holding of its obligations hereunder. Holding shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and Holding shall pay the reasonable fees and expenses of such counsel. Holding need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

                  The obligations of Holding under this Section 7.07 shall survive the satisfaction and discharge of this Indenture.

                  To secure Holding's payment obligations in this Section, the Trustee shall have a Lien prior to the Debentures on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Debentures. Such Lien shall survive the satisfaction and discharge of this Indenture.

                  When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(g) or (h) hereof occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

                  The Trustee shall comply with the provisions of TIA ss. 313(b)(2) to the extent applicable.

SECTION 7.08.              REPLACEMENT OF TRUSTEE.

                  A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

                  The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying Holding. The Holders of Debentures of a majority in principal amount of the then outstanding Debentures may remove the Trustee by so notifying the Trustee and Holding in writing. Holding may remove the Trustee if:

                  (a) the Trustee fails to comply with Section 7.10 hereof;

                  (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

                  (c) a Custodian or public officer takes charge of the Trustee or its property; or

                  (d) the Trustee becomes incapable of acting.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, Holding shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Debentures may appoint a successor Trustee to replace the successor Trustee appointed by Holding.

                  If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, Holding, or the Holders of Debentures of at least 10% in principal amount of the then outstanding Debentures may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee, after written request by any Holder of a Debenture who has been a Holder of a Debenture for at least six months, fails to comply with Section 7.10, such Holder of a Debenture may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to Holding. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders of the Debentures. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section 7.07 hereof. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, Holding's obligations under Section 7.07 hereof shall continue for the benefit of the retiring Trustee.

SECTION 7.09.              SUCCESSOR TRUSTEE BY MERGER, ETC.

                  If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

SECTION 7.10.              ELIGIBILITY; DISQUALIFICATION.

                  There shall at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $100 million as set forth in its most recent published annual report of condition.

                  This Indenture shall always have a Trustee who satisfies the requirements of TIA ss. 310(a)(1), (2) and (5). The Trustee is subject to TIA ss. 310(b).

SECTION 7.11.              PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

                  The Trustee is subject to TIAss. 311(a), excluding any creditor relationship listed in TIAss. 311(b). A Trustee who has resigned or been removed shall be subject to TIAss. 311(a) to the extent indicated therein.

                                   ARTICLE 8.
                    LEGAL DEFEASANCE AND COVENANT DEFEASANCE

SECTION 8.01.         OPTION TO EFFECT LEGAL DEFEASANCE OR COVENANT DEFEASANCE.

                  Holding may, at the option of its Board of Directors evidenced by a resolution set forth in an Officers' Certificate, at any time, elect to have either Section 8.02 or 8.03 hereof be applied to all outstanding Debentures upon compliance with the conditions set forth below in this
Article 8.

SECTION 8.02.              LEGAL DEFEASANCE AND DISCHARGE.

                  Upon Holding's exercise under Section 8.01 hereof of the option applicable to this Section 8.02, Holding shall, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, be deemed to have been discharged from its obligations with respect to all outstanding Debentures on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, Legal Defeasance means that Holding shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Debentures, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 8.05 hereof and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all its other obligations under such Debentures and this Indenture (and the Trustee, on demand of and at the expense of Holding, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of outstanding Debentures to receive solely from the trust fund described in Section 8.04 hereof, and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest and Liquidated Damages on such Debentures when such payments are due, (b) Holding's obligations with respect to such Debentures under
Article 2 and Section 4.02 hereof, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and Holding's obligations in connection therewith and (d) this Article 8. Subject to compliance with this Article 8, Holding may exercise its option under this Section 8.02 notwithstanding the prior exercise of its option under Section 8.03 hereof.

SECTION 8.03.              COVENANT DEFEASANCE.

                  Upon Holding's exercise under Section 8.01 hereof of the option applicable to this Section 8.03, Holding shall, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, be released from its obligations under the covenants contained in Sections 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.15, 4.16 and 5.01 hereof with respect to the outstanding Debentures on and after the date the conditions set forth in
Section 8.04 are satisfied (hereinafter, "Covenant Defeasance") and the Debentures shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Debentures shall not be deemed outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the outstanding Debentures, Holding may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01 hereof, but, except as specified above, the remainder of this Indenture and such Debentures shall be unaffected thereby. In addition, upon Holding's exercise under Section 8.01 hereof of the option applicable to this Section
8.03 hereof, subject to the satisfaction of the conditions set forth in Section
8.04 hereof, Sections 6.01(d) through 6.01(f) hereof shall not constitute Events of Default.

SECTION 8.04.              CONDITIONS TO LEGAL OR COVENANT DEFEASANCE.

                  The following shall be the conditions to the application of either Section 8.02 or 8.03 hereof to the outstanding Debentures:

                  In order to exercise either Legal Defeasance or Covenant
Defeasance:

                  (a) Holding must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders, cash in United States dollars, non-callable Government Securities, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium and Liquidated Damages, if any, and interest on the outstanding Debentures on the stated date for payment thereof or on the applicable redemption date, as the case may be, and Holding must specify whether the Debentures are being defeased to maturity or to a particular redemption date;

                  (b) in the case of an election under Section 8.02 hereof, Holding shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that (A) Holding has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date hereof, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the outstanding Debentures will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

                  (c) in the case of an election under Section 8.03 hereof, Holding shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that, subject to customary assumptions and exclusions, the Holders of the outstanding Debentures will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

                  (d) no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds all or a portion of the proceeds of which will be used to defease the Debentures pursuant to this Article 8 concurrently with such borrowing) or insofar as Sections 6.01(h) or 6.01(i) hereof is concerned, at any time in the period ending on the 91st day after the date of deposit;

                  (e) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than this Indenture) to which Holding or any of its Subsidiaries is a party or by which Holding or any of its Subsidiaries is bound;

                  (f) Holding shall have delivered to the Trustee an Opinion of Counsel (which may be subject to customary assumptions and exclusions) to the effect that on the 91st day following the deposit, the trust funds will not be subject to the effect of Section 547 of the United States Bankruptcy Code or any analogous New York State law provision to any other applicable federal or New York bankruptcy, insolvency, reorganization or similar law affecting creditors' rights generally;

                  (g) Holding shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by Holding with the intent of preferring the Holders over any other creditors of Holding or with the intent of defeating, hindering, delaying or defrauding any other creditors of Holding; and

                  (h) Holding shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel (which opinion may be subject to customary assumptions and exclusions), each stating that all conditions precedent provided for or relating to the Legal Defeasance or the Covenant Defeasance have been complied with.

SECTION 8.05. DEPOSITED MONEY AND GOVERNMENT SECURITIES TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

                  Subject to Section 8.06 hereof, all money and non-callable Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 8.05, the "Trustee") pursuant to Section 8.04 hereof in respect of the outstanding Debentures shall be held in trust and applied by the Trustee, in accordance with the provisions of such Debentures and this Indenture, to the payment, either directly or through any Paying Agent (including Holding acting as Paying Agent) as the Trustee may determine, to the Holders of such Debentures of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

                  Holding shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable Government Securities deposited pursuant to Section 8.04 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Debentures.

                  Anything in this Article 8 to the contrary notwithstanding, the Trustee shall deliver or pay to Holding from time to time upon the request of Holding any money or non-callable Government Securities held by it as provided in Section 8.04 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 8.04(a) hereof), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

SECTION 8.06.              REPAYMENT TO COMPANY.

                  Any money deposited with the Trustee or any Paying Agent, or then held by Holding, in trust for the payment of the principal of, premium, if any, or interest on any Debenture and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to Holding on its request or (if then held by Holding) shall be discharged from such trust; and the Holder of such Debenture shall thereafter, as a secured creditor, look only to Holding for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of Holding as Trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of Holding cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining shall be repaid to Holding.

SECTION 8.07.              REINSTATEMENT.

                  If the Trustee or Paying Agent is unable to apply any United States dollars or non-callable Government Securities in accordance with Section
8.02 or 8.03 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then Holding's obligations under this Indenture and the Debentures shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.02 or 8.03 hereof until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section
8.02 or 8.03 hereof, as the case may be; provided, however, that, if Holding makes any payment of principal of, premium, if any, or interest on any Debenture following the reinstatement of its obligations, Holding shall be subrogated to the rights of the Holders of such Debentures to receive such payment from the money held by the Trustee or Paying Agent.

                                  ARTICLE 9. ,
                       AMENDMENT, SUPPLEMENT AND WAIVER ,

SECTION 9.01.              WITHOUT CONSENT OF HOLDERS OF DEBENTURES.

                  Notwithstanding Section 9.02 of this Indenture, Holding and the Trustee may amend or supplement this Indenture or the Debentures without the consent of any Holder of a Debenture:

                  (a) to cure any ambiguity, defect or inconsistency;

                  (b) to provide for uncertificated Debentures in addition to or in place of certificated Debentures or to alter the provisions of Article 2 hereof (including the related definitions) in a manner that does not materially adversely affect any Holder;

                  (c) to provide for the assumption of Holding's obligations to the Holders of the Debentures by a successor to Holding pursuant to Article 5 hereof;

                  (d) to make any change that would provide any additional rights or benefits to the Holders of the Debentures or that does not adversely affect the legal rights hereunder of any Holder of the Debenture; or

                  (e) to comply with requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA.

                  Upon the request of Holding accompanied by a resolution of its Board of Directors authorizing the execution of any such amended or supplemental Indenture, and upon receipt by the Trustee of the documents described in Section 7.02 hereof, the Trustee shall join with Holding in the execution of any amended or supplemental Indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such amended or supplemental Indenture that affects its own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.02.              WITH CONSENT OF HOLDERS OF DEBENTURES.

                  Except as provided below in this Section 9.02, Holding and the Trustee may amend or supplement this Indenture (including Sections 3.09, 4.10 and 4.15 hereof) and the Debentures may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Debentures then outstanding voting as a single class (including consents obtained in connection with a tender offer or exchange offer for, or purchase of, the Debentures), and, subject to Sections 6.04 and 6.07 hereof, any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, premium, if any, or interest on the Debentures, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of this Indenture or the Debentures may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Debentures voting as a single class (including consents obtained in connection with a tender offer or exchange offer for, or purchase of, the Debentures). Section 2.08 hereof shall determine which Debentures are considered to be "outstanding" for purposes of this
Section 9.02.

                  Upon the request of Holding accompanied by a resolution of its Board of Directors authorizing the execution of any such amended or supplemental Indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders of Debentures as aforesaid, and upon receipt by the Trustee of the documents described in
Section 7.02 hereof, the Trustee shall join with Holding in the execution of such amended or supplemental Indenture unless such amended or supplemental Indenture directly affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such amended or supplemental Indenture.

                  It shall not be necessary for the consent of the Holders of Debentures under this Section 9.02 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

                  After an amendment, supplement or waiver under this Section becomes effective, Holding shall mail to the Holders of Debentures affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of Holding to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental

Indenture or waiver. Subject to Sections 6.04 and 6.07 hereof, the Holders of a majority in aggregate principal amount of the Debentures then outstanding voting as a single class may waive compliance in a particular instance by Holding with any provision of this Indenture or the Debentures. However, without the consent of each Holder affected, an amendment or waiver under this
Section 9.02 may not (with respect to any Debentures held by a non-consenting Holder):

                  (a) reduce the principal amount of Debentures whose Holders must consent to an amendment, supplement or waiver;

                  (b) reduce the principal of or change the fixed maturity of any Debenture or alter or waive any of the provisions with respect to the redemption of the Debentures, except as provided above with respect to Sections 3.09, 4.10 and 4.15 hereof;

                  (c) reduce the rate of or change the time for payment of interest on any Debenture;

                  (d) waive a Default or Event of Default in the payment of principal of or premium, if any, or interest on the Debentures (except a rescission of acceleration of the Debentures by the Holders of at least a majority in aggregate principal amount of the Debentures and a waiver of the payment default that resulted from such acceleration);

                  (e) make any Debenture payable in money other than that stated in the Debentures;

                  (f) make any change in the provisions of this Indenture relating to waivers of past Defaults or the rights of Holders of Debentures to receive payments of principal of, interest, or premium, if any, on the Debentures;

                  (g) waive a redemption payment with respect to any Debenture (other than a payment required by Section 4.10 or 4.15 hereof); or

                  (h) amend this Section 9.02.

SECTION 9.03.              COMPLIANCE WITH TRUST INDENTURE ACT.

                  Every amendment or supplement to this Indenture or the Debentures shall be set forth in a amended or supplemental Indenture that complies with the TIA as then in effect.

SECTION 9.04.              REVOCATION AND EFFECT OF CONSENTS.

                  Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Debenture is a continuing consent by the Holder of a Debenture and every subsequent Holder of a Debenture or portion of a Debenture that evidences the same debt as the consenting Holder's Debenture, even if notation of the consent is not made on any Debenture. However, any such Holder of a Debenture or subsequent Holder of a Debenture may revoke the consent as to its Debenture if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

SECTION 9.05.              NOTATION ON OR EXCHANGE OF DEBENTURES.

                  The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Debenture thereafter authenticated. Holding in exchange for all Debentures may issue and the Trustee shall, upon receipt of an Authentication Order, authenticate new Debentures that reflect the amendment, supplement or waiver.

                  Failure to make the appropriate notation or issue a new Debenture shall not affect the validity and effect of such amendment, supplement or waiver.

SECTION 9.06.              TRUSTEE TO SIGN AMENDMENTS, ETC.

                  The Trustee shall sign any amended or supplemental Indenture authorized pursuant to this Article 9 if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. Holding may not sign an amendment or supplemental Indenture until the Board of Directors approves it. In executing any amended or supplemental indenture, the Trustee shall be entitled to receive and (subject to Section 7.01 hereof) shall be fully protected in relying upon, in addition to the documents required by
Section 10.04 hereof, an Officer's Certificate and an Opinion of Counsel stating that the execution of such amended or supplemental indenture is authorized or permitted by this Indenture.

                                 ARTICLE 10. ,
                                MISCELLANEOUS ,

SECTION 10.01.             TRUST INDENTURE ACT CONTROLS.

                  If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA ss. 318(c), the imposed duties shall control.

SECTION 10.02.             NOTICES.

                  Any notice or communication by Holding or the Trustee to the others is duly given if in writing and delivered in Person or mailed by first class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the others' address.

                  If to Holding:

                  AKI Holding Corp.
                  1815 East Main Street
                  Chattanooga, Tennessee 37404
                  Telecopier No.: 423-624-3301
                  Attention:  Chief Financial Officer


                  With a copy to:

                  Weil, Gotshal & Manges LLP
                  100 Crescent Court, Suite 1300
                  Dallas, Texas 75201-6950
                  Telecopier No.: 214-746-7777
                  Attention: R. Scott Cohen

                  If to the Trustee:

                  State Street Bank and Trust Company
                  225 Asylum Street, 23rd Floor
                  Hartford, Connecticut  06103
                  Telecopier No.: 860-244-1897
                  Attention: Steve Cimalore

                  With a copy to:

                  Brown, Rudnick, Freed & Gesmer
                  Cityplace I
                  185 Asylum Street
                  Hartford, Connecticut  06103
                  Telecopier No.: 860-509-6501
                  Attention: Kevin Mallery

                  Holding or the Trustee, by notice to the others may designate additional or different addresses for subsequent notices or communications.

                  All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

                  Any notice or communication to a Holder shall be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA ss. 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

                  If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

                  If Holding mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

SECTION 10.03. COMMUNICATION BY HOLDERS OF DEBENTURES WITH OTHER HOLDERS OF DEBENTURES.

                  Holders may communicate pursuant to TIA ss. 312(b) with other Holders with respect to their rights under this Indenture or the Debentures. Holding, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

SECTION 10.04.             CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

                  Upon any request or application by Holding to the Trustee to take any action under this Indenture, Holding shall furnish to the Trustee:

                  (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 10.05 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

                  (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 10.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.


SECTION 10.05.             STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

                  Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA ss. 314(a)(4)) shall comply with the provisions of TIA ss. 314(e) and shall include:

                  (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

                  (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.


SECTION 10.06.             RULES BY TRUSTEE AND AGENTS.

                  The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 10.07. NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES AND STOCKHOLDERS.

                  No director, officer, employee, incorporator or stockholder of Holding, as such, shall have any liability for any obligations of Holding under the Debentures, this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Debentures by accepting a Debenture waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Debentures.

SECTION 10.08.             GOVERNING LAW.

                  THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS INDENTURE AND THE NOTES WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE

APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

SECTION 10.09.             NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

                  This Indenture may not be used to interpret any other indenture, loan or Indebtedness agreement of Holding or its Subsidiaries or of any other Person. Any such indenture, loan or Indebtedness agreement may not be used to interpret this Indenture.

SECTION 10.10.             SUCCESSORS.

                  All agreements of Holding in this Indenture and the Debentures shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

SECTION 10.11.             SEVERABILITY.

                  In case any provision in this Indenture or in the Debentures shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 10.12.             COUNTERPART ORIGINALS.

                  The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 10.13.             TABLE OF CONTENTS, HEADINGS, ETC.

                  The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

                         [Signatures on following page]

                                   SIGNATURES

Dated as of June ___, 1998

                                           AKI HOLDING CORP.


                                           BY:
                                               --------------------------
                                           Name:
                                            Title:




                                           State Street Bank and Trust Company


                                           BY:
                                               --------------------------
                                           Name:
                                            Title:

                                  EXHIBIT A-1
                           (Face of Global Debenture)

===============================================================================



                                                 CUSIP/CINS________________


                  13 1/2% Senior Discount Debentures due 2009


No. __                                                      $______________


                               AKI HOLDING CORP.

promises to pay to _______________, or registered assigns, the principal sum of _________________ Dollars on July 1, 2009.

Interest Payment Dates: January 1 and July 1

Record Dates: December 15 and June 15

                                              DATED:


                                              AKI HOLDING CORP.


                                              BY:
                                                 ----------------------------
                                                 Name:
                                                 Title:

This is one of the Global Debentures referred to in the within-mentioned Indenture:

State Street Bank and Trust Company,
as Trustee
By:
   -----------------------------------
     Name:



===============================================================================


                                      A1-1

                              (Back of Debenture)


       13 1/2% [Series A] [Series B] Senior Discount Debentures due 2009



FOR THE PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THIS SECURITY IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT; FOR EACH $1,000 PRINCIPAL AMOUNT OF THIS SECURITY, THE ISSUE PRICE IS $519.24, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT IS $480.76, THE ISSUE DATE IS JUNE 25, 1998 AND THE YIELD TO MATURITY IS 13 1/2% PER ANNUM.

[INSERT THE FOLLOWING IF THE DEBENTURE IS ISSUED IN GLOBAL FORM.]

[Unless and until it is exchanged in whole or in part for Debentures in definitive form, this Debenture may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New
York) ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as may be requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as may be requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the registered owner hereof, Cede & Co., has an interest herein.]

[INSERT THE GLOBAL DEBENTURE LEGEND, IF APPLICABLE, PURSUANT TO THE PROVISIONS OF THE INDENTURE]

[INSERT THE PRIVATE PLACEMENT LEGEND, IF APPLICABLE, PURSUANT TO THE PROVISIONS OF THE INDENTURE]

                  Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

                  1. INTEREST. AKI Holding Corp., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Debenture at 13 1/2% per annum from July 1, 2003 until maturity, shall pay the aggregate principal amount of this Debenture on July 1, 2009 and shall pay the Liquidated Damages payable pursuant to Section 5 of the Debenture Registration Rights Agreement referred to below. Holding shall pay interest and Liquidated Damages, if any, semi-annually in arrears on January 1 and July 1 (each an "Interest Payment Date") of each applicable year, or if any such day is not a Business Day, on the next succeeding Business Day. The Debentures will accrete at a rate of 13 1/2% per annum, compounded semi-annually to an aggregate principal amount of $50,000,000 at July 1, 2003. Thereafter, interest on the Debentures will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from July 1, 2003. No cash interest will be payable on the Debentures prior to July 1, 2003.

                  Holding shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.


                                     A1-2

                  2. METHOD OF PAYMENT. Holding will pay interest on the Debentures (except defaulted interest) and Liquidated Damages to the Persons who are registered Holders of Debentures at the close of business on the December 15 or June 15 next preceding the Interest Payment Date, even if such Debentures are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Debentures will be payable as to principal, premium and Liquidated Damages, if any, and interest at the office or agency of Holding maintained for such purpose within or without the City and State of New York, or, at the option of Holding, payment of interest and Liquidated Damages may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium and Liquidated Damages, if any, on, all Global Debentures and all other Debentures the Holders of which shall have provided wire transfer instructions to Holding or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                  3. PAYING AGENT AND REGISTRAR. Initially, State Street Bank and Trust Company, the Trustee under the Indenture, will act as Paying Agent and Registrar. Holding may change any Paying Agent or Registrar without notice to any Holder. Holding or any of its Subsidiaries may act in any such capacity.

                  4. INDENTURE. Holding issued the Debentures under an Indenture dated as of June 25, 1998 (the "Indenture") between Holding and the Trustee. The terms of the Debentures include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code ss.ss. 77aaa-77bbbb). The Debentures are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Debenture conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Debentures are general, unsecured obligations of Holding limited to $115.0 million in aggregate principal amount, plus amounts, if any, issued to pay Liquidated Damages on outstanding Debentures as set forth in Paragraph 2 hereof.

                  5. OPTIONAL REDEMPTION.

          (a) Except as set forth in clause (b) of this Paragraph 5, Holding shall not have the option to redeem the Debentures prior to July 1, 2003. Thereafter, Holding shall have the option to redeem the Debentures, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the applicable redemption date, if redeemed during the twelve-month period beginning on July 1 of the years indicated below:

  YEAR                                                           PERCENTAGE
  ----                                                           ----------

  2003........................................................... 106.750%
  2004........................................................... 103.375%
  2005 and thereafter............................................ 100.000%


          (b) Notwithstanding the provisions of subparagraph (a) of this Paragraph 5, at any time prior to July 1, 2001, Holding may on one or more occasions redeem up to 35% of the aggregate principal amount at maturity of Debentures originally issued at a redemption price equal to 113.5% of the Accreted Value thereof (determined at the date of redemption), plus Liquidated Damages thereon, if any, to the redemption date, with the net cash proceeds of one or more Public Equity Offerings; provided that at least 65% of the original aggregate principal amount at maturity of Debentures remains outstanding



                                     A1-3
immediately after the occurrence of such redemption; provided, further, that such redemption shall occur within 90 days of the date of the closing of such Public Equity Offering.

                  (c) Any redemption pursuant to this subparagraph 5 shall be made pursuant to the provisions of Section 3.01 through 3.06 of the Indenture.

                  6. MANDATORY REDEMPTION. Except as set forth in paragraph 7 below, Holding shall not be required to make mandatory redemption payments with respect to the Debentures.

                  7. REPURCHASE AT OPTION OF HOLDER.

                  (a) Upon the occurrence of a Change of Control, each Holder of Debentures will have the right to require Holding to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Debentures pursuant to the offer described in Section 4.15 of the Indenture (the "Change of Control Offer") at an offer price in cash equal to 101% of the Accreted Value thereof on the date of repurchase (if such date of repurchase is prior to July 1, 2003) or 101% of the aggregate principal amount thereof (if such date is on or after July 1, 2003) plus, in each case, accrued and unpaid interest and Liquidated Damages thereon, if any, to the date of repurchase (the "Change of Control Payment"). Within 60 days following any Change of Control, Holding will mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase Debentures on the date specified in such notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed, pursuant to the procedures required by the Indenture and described in such notice.

                  (b) Within 360 days after the receipt of any Net Proceeds from an Asset Sale, Holding or any such Restricted Subsidiary may apply such Net Proceeds, at its option, (a) to repay or repurchase pari passu Indebtedness of Holding or any Indebtedness of any Restricted Subsidiary or (b) to the acquisition of a controlling interest in another business, the making of a capital expenditure or the acquisition of other long-term assets, in each case, in a Permitted Business. Pending the final application of any such Net Proceeds, Holding may temporarily reduce the revolving Indebtedness under the Credit Agreement or otherwise invest such Net Proceeds in any manner that is not prohibited by the Indenture. Any Net Proceeds from Asset Sales that are not applied or invested as provided in the first sentence of this paragraph will be deemed to constitute "Excess Proceeds." When the aggregate amount of Excess Proceeds exceeds $10.0 million, Holding will be required to make an offer to all Holders of Debentures (an "Asset Sale Offer") to purchase the maximum principal amount of Debentures that may be purchased out of the Excess Proceeds, at an offer price in cash in an amount equal to 100% of the Accreted Value thereof on the date of repurchase (if such date of repurchase is prior to July 1, 2003) or 100% of the aggregate principal amount thereof (if such date of repurchase is on or after July 1, 2003) plus, in each case, accrued and unpaid interest and Liquidated Damages thereon, if any, to the date of purchase, in accordance with the procedures set forth in the Indenture. To the extent that the aggregate amount of Debentures tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, Holding may use any remaining Excess Proceeds for general corporate purposes. If the aggregate principal amount of Debentures surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Debentures to be purchased on a pro rata basis. Upon completion of such offer to purchase, the amount of Excess Proceeds shall be reset at zero. Holders of Debentures that are the subject of an offer to purchase may elect to have such Debentures purchased by completing the form entitled "Option of Holder to Elect Purchase" on the reverse of the Debentures.

                  8. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Debentures are to be redeemed at its registered address. Debentures in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Debentures held by a Holder are to be


                                     A1-4
redeemed. On and after the redemption date interest ceases to accrue on Debentures or portions thereof called for redemption.

                  9. DENOMINATIONS, TRANSFER, EXCHANGE. The Debentures are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Debentures may be registered and Debentures may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and Holding may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. Holding need not exchange or register the transfer of any Debenture or portion of a Debenture selected for redemption, except for the unredeemed portion of any Debenture being redeemed in part. Also, Holding need not exchange or register the transfer of any Debentures for a period of 15 days before a selection of Debentures to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

                  10. PERSONS DEEMED OWNERS. The registered Holder of a Debenture may be treated as its owner for all purposes.

                  11. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Debentures may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Debentures and any existing Default or compliance with any provision of the Indenture or the Debentures may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Debentures. Without the consent of any Holder of a Debenture, the Indenture or the Debentures may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Debentures in addition to or in place of certificated Debentures, to provide for the assumption of Holding's obligations to Holders of the Debentures in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Debentures or that does not adversely affect the legal rights under the Indenture of any such Holder, or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

                  12. DEFAULTS AND REMEDIES. Each of the following constitutes an "Event of Default": (a) default for 30 days in the payment when due of interest on, or Liquidated Damages with respect to, the Debentures; (b) default in payment when due of the principal of or premium, if any, on the Debentures;
(c) failure by Holding to comply with the provisions described under Section
4.10 or 4.14 of the Indenture; (d) failure by Holding for 30 days after notice from the Trustee or at least 25% in principal amount of the Debentures then outstanding to comply with the provisions described under Sections 4.07 or 4.09 of the Indenture; (e) failure by Holding for 60 days after notice from the Trustee or holders of at least 25% in principal amount of the Debentures then outstanding to comply with any of its other agreements in the Indenture or the Debentures; (f) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by Holding or any of its Restricted Subsidiaries (or the payment of which is guaranteed by Holding or any of its Restricted Subsidiaries) whether such Indebtedness or Guarantee now exists, or is created after the date of the Indenture, which default (i) is caused by a failure to pay principal of or premium, if any, or interest on such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a "Payment Default") or (ii) results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $10.0 million or more; (g) failure by Holding or any of its Subsidiaries to pay final judgments aggregating in excess of $5.0 million, which judgments are not paid, discharged or stayed for a period of 60 days; and (h) certain events of bankruptcy or insolvency as described in the Indenture.



                                     A1-5

                  If any Event of Default (other than certain events of bankruptcy or insolvency) occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Debentures may declare all the Debentures to be due and payable immediately. Upon any such declaration, the Debentures shall become due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Debentures shall be due and payable immediately without further action or notice. The Holders of a majority in aggregate principal amount of the then outstanding Debentures by written notice to the Trustee may on behalf of all of the Holders rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal or interest that has become due solely because of the acceleration) have been cured or waived. Holding is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and Holding is required upon becoming aware of any Default or Event of Default to deliver to the Trustee a statement specifying such Default or Event of Default.

                  13. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for Holding or its Affiliates, and may otherwise deal with Holding or its Affiliates, as if it were not the Trustee.

                  14. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder, of Holding, as such, shall not have any liability for any obligations of Holding under the Debentures or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Debenture waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Debentures.

                  15. AUTHENTICATION. This Debenture shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

                  16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

                  17. ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL DEBENTURES AND RESTRICTED DEFINITIVE DEBENTURES. In addition to the rights provided to Holders of Debentures under the Indenture, Holders of Restricted Global Debentures and Restricted Definitive Debentures shall have all the rights set forth in the Debenture Registration Rights Agreement dated as of June 25, 1998, between Holding and the parties named on the signature pages thereof (the "Debenture Registration Rights Agreement"

                  18. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, Holding has caused CUSIP numbers to be printed on the Debentures and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Debentures or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

                  Holding will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Debenture Registration Rights Agreement. Requests may be made to:



                                     A1-6

                  AKI Holding Corp.
                  1815 East Main Street
                  Chattanooga, Tennessee 37404
                  Telecopier no.: 423-624-3301
                  Attention:  Chief Financial Officer






                                     A1-7

                                ASSIGNMENT FORM

To assign this Debenture, fill in the form below: (I) or (we) assign and transfer this Debenture to

(Insert assignee's soc. sec. or tax I.D. no.)

_______________________________________________________________________________

_______________________________________________________________________________
(Print or type assignee's name, address and zip code)

and irrevocably appoint________________________________________________________
to transfer this Debenture on the books of Holding. The agent may substitute another to act for him.

Date:                      Your Signature:______________________________
                           (Sign exactly as your name appears on the Debenture)


                           Tax Identification No:_______________________





Signature Guarantee.




                                     A1-8

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you want to elect to have this Debenture purchased by Holding pursuant to Section 4.10 or 4.15 of the Indenture, check the box below:

                  [ ] Section 4.10                          [ ] Section 4.15

                  If you want to elect to have only part of the Debenture purchased by Holding pursuant to Section 4.10 or Section 4.15 of the Indenture, state the amount you elect to have purchased: $________


Date:                     Your Signature:__________________________________
                          (Sign exactly as your name appears on the Debenture)


                          Tax Identification No:___________________________



Signature Guarantee.




                                     A1-9

             SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE 1

                  The following exchanges of a part of this Global Debenture for an interest in another Global Debenture or for a Definitive Debenture, or exchanges of a part of another Global Debenture or Definitive Debenture for an interest in this Global Debenture, have been made:


                                                                   Principal Amount       Signature of
                      Amount of decrease     Amount of increase     of this Global     authorized officer
                     in Principal Amount    in Principal Amount   Debenture following     of Trustee or
                            of this                of this           such decrease          Debenture
Date of Exchange       Global Debenture       Global Debenture       (or increase)          Custodian
----------------       ----------------       ----------------       -------------          ---------
























-------------
1 This should be included only if the Note is issued in global form.



                                     A1-10

                                  EXHIBIT A-2
               (Face of Regulation S Temporary Global Debenture)
===============================================================================

                                                   CUSIP/CINS________________

                  13 1/2% Senior Discount Debentures due 2009


No.__                                                       $________________


                               AKI HOLDING CORP.

promises to pay to _______________, or registered assigns, the principal sum of _____________ Dollars on July 1, 2009.

Interest Payment Dates:  January 1 and July 1

Record Dates:  December 15 and June 15

                                           DATED:


                                           AKI HOLDING CORP.


                                           BY:_____________________________
                                              Name:
                                              Title:


This is one of the Global Debentures referred to in the within-mentioned Indenture:


State Street Bank and Trust Company,
as Trustee
By: ______________________________
  Name:




===============================================================================

                                      A2-1

               (Back of Regulation S Temporary Global Debenture)

       13 1/2% [Series A] [Series B] Senior Discount Debentures due 2009

FOR THE PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THIS SECURITY IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT; FOR EACH $1,000 PRINCIPAL AMOUNT OF THIS SECURITY, THE ISSUE PRICE IS $519.24, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT IS $480.76, THE ISSUE DATE IS JUNE 25, 1998 AND THE YIELD TO MATURITY IS 13 1/2% PER ANNUM."

THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.

THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A OR REGULATION S THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, (d) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR") THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SECURITIES LESS THAN $250,000, AN OPINION OF COUNSEL THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT OR (e) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR
(3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

                  Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.



                                     A2-2

                  1. INTEREST. AKI Holding Corp., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Debenture at 13 1/2% per annum from July 1, 2003 until maturity, shall pay the aggregate principal amount of this Debenture on July 1, 2009 and shall pay the Liquidated Damages payable pursuant to Section 5 of the Debenture Registration Rights Agreement referred to below. Holding shall pay interest and Liquidated Damages, if any, semi-annually in arrears on January 1 and July 1 (each an "Interest Payment Date") of each applicable year, or if any such day is not a Business Day, on the next succeeding Business Day. The Debentures will accrete at a rate of 13 1/2% per annum, compounded semi-annually to an aggregate principal amount of $50,000,000 at July 1, 2003. Thereafter, interest on the Debentures will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from July 1, 2003. No cash interest will be payable on the Debentures prior to July 1, 2003.

                  Holding shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

                  2. METHOD OF PAYMENT. Holding will pay interest on the Debentures (except defaulted interest) and Liquidated Damages to the Persons who are registered Holders of Debentures at the close of business on the December 15 or June 15 next preceding the Interest Payment Date, even if such Debentures are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Debentures will be payable as to principal, premium and Liquidated Damages, if any, and interest at the office or agency of Holding maintained for such purpose within or without the City and State of New York, or, at the option of Holding, payment of interest and Liquidated Damages may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium and Liquidated Damages, if any, on, all Global Debentures. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                  3. PAYING AGENT AND REGISTRAR. Initially, State Street Bank and Trust Company, the Trustee under the Indenture, will act as Paying Agent and Registrar. Holding may change any Paying Agent or Registrar without notice to any Holder. Holding or any of its Subsidiaries may act in any such capacity.

                  4. INDENTURE. Holding issued the Debentures under an Indenture dated as of June 25, 1998 (the "Indenture") between Holding and the Trustee. The terms of the Debentures include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Codess.ss. 77aaa-77bbbb). The Debentures are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Debenture conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Debentures are general, unsecured obligations of Holding limited to $115.0 million in aggregate principal amount, plus amounts, if any, issued to pay Liquidated Damages on outstanding Debentures as set forth in Paragraph 2 hereof.

                  5. OPTIONAL REDEMPTION.



                                     A2-3

                  (a) Except as set forth in clause (b) of this Paragraph 5, Holding shall not have the option to redeem the Debentures prior to July 1, 2003. Thereafter, Holding shall have the option to redeem the Debentures, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the applicable redemption date, if redeemed during the twelve-month period beginning on July 1 of the years indicated below:

     YEAR                                                       PERCENTAGE
     ----                                                       ----------

     2003....................................................... 106.750%
     2004....................................................... 103.375%
     2005 and thereafter........................................ 100.000%


                  (b) Notwithstanding the provisions of subparagraph (a) of this Paragraph 5, at any time prior to July 1, 2001, Holding may on one or more occasions redeem up to 35% of the aggregate principal amount at maturity of Debentures originally issued at a redemption price equal to 113.5% of the Accreted Value thereof (determined at the date of redemption), plus Liquidated Damages thereon, if any, to the redemption date, with the net cash proceeds of one or more Public Equity Offerings; provided that at least 65% of the original aggregate principal amount at maturity of Debentures remains outstanding immediately after the occurrence of such redemption; provided, further, that such redemption shall occur within 90 days of the date of the closing of such Public Equity Offering.

                  (c) Any redemption pursuant to this subparagraph 5 shall be made pursuant to the provisions of Section 3.01 through 3.06 of the Indenture.

                  6. MANDATORY REDEMPTION. Except as set forth in paragraph 7 below, Holding shall not be required to make mandatory redemption payments with respect to the Debentures.

                  7. REPURCHASE AT OPTION OF HOLDER.

                  (a) Upon the occurrence of a Change of Control, each Holder of Debentures will have the right to require Holding to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Debentures pursuant to the offer described in Section 4.15 of the Indenture (the "Change of Control Offer") at an offer price in cash equal to 101% of the Accreted Value thereof on the date of repurchase (if such date of repurchase is prior to July 1, 2003) or 101% of the aggregate principal amount thereof (if such date is on or after July 1, 2003) plus, in each case, accrued and unpaid interest and Liquidated Damages thereon, if any, to the date of repurchase (the "Change of Control Payment"). Within 60 days following any Change of Control, Holding will mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase Debentures on the date specified in such notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed, pursuant to the procedures required by the Indenture and described in such notice.

                  (b) Within 360 days after the receipt of any Net Proceeds from an Asset Sale, Holding or any such Restricted Subsidiary may apply such Net Proceeds, at its option, (a) to repay or repurchase pari passu Indebtedness of Holding or any Indebtedness of any Restricted Subsidiary or (b) to the acquisition of a controlling interest in another business, the making of a capital expenditure or the acquisition of other long-term assets, in each case, in a Permitted Business. Pending the final application of any such Net Proceeds, Holding may temporarily reduce the revolving Indebtedness under the Credit Agreement or otherwise invest such Net Proceeds in any manner that is not prohibited by the Indenture. Any Net Proceeds



                                     A2-4
from Asset Sales that are not applied or invested as provided in the first sentence of this paragraph will be deemed to constitute "Excess Proceeds." When the aggregate amount of Excess Proceeds exceeds $10.0 million, Holding will be required to make an offer to all Holders of Debentures (an "Asset Sale Offer") to purchase the maximum principal amount of Debentures that may be purchased out of the Excess Proceeds, at an offer price in cash in an amount equal to 100% of the Accreted Value thereof on the date of repurchase (if such date of repurchase is prior to July 1, 2003) or 100% of the aggregate principal amount thereof (if such date of repurchase is on or after July 1, 2003) plus, in each case, accrued and unpaid interest and Liquidated Damages thereon, if any, to the date of purchase, in accordance with the procedures set forth in the Indenture. To the extent that the aggregate amount of Debentures tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, Holding may use any remaining Excess Proceeds for general corporate purposes. If the aggregate principal amount of Debentures surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Debentures to be purchased on a pro rata basis. Upon completion of such offer to purchase, the amount of Excess Proceeds shall be reset at zero. Holders of Debentures that are the subject of an offer to purchase may elect to have such Debentures purchased by completing the form entitled "Option of Holder to Elect Purchase" on the reverse of the Debentures.

                  8. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Debentures are to be redeemed at its registered address. Debentures in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Debentures held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Debentures or portions thereof called for redemption.

                  9. DENOMINATIONS, TRANSFER, EXCHANGE. The Debentures are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Debentures may be registered and Debentures may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and Holding may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. Holding need not exchange or register the transfer of any Debenture or portion of a Debenture selected for redemption, except for the unredeemed portion of any Debenture being redeemed in part. Also, Holding need not exchange or register the transfer of any Debentures for a period of 15 days before a selection of Debentures to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

                  10. PERSONS DEEMED OWNERS. The registered Holder of a Debenture may be treated as its owner for all purposes.

                  11. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Debentures may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Debentures and any existing Default or compliance with any provision of the Indenture or the Debentures may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Debentures. Without the consent of any Holder of a Debenture, the Indenture or the Debentures may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Debentures in addition to or in place of certificated Debentures, to provide for the assumption of Holding's obligations to Holders of the Debentures in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Debentures or that does not adversely affect the legal rights under the Indenture of any such Holder, or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.



                                     A2-5

                  12. DEFAULTS AND REMEDIES. Each of the following constitutes an "Event of Default": (a) default for 30 days in the payment when due of interest on, or Liquidated Damages with respect to, the Debentures; (b) default in payment when due of the principal of or premium, if any, on the Debentures;
(c) failure by Holding to comply with the provisions described under Section
4.10 or 4.14 of the Indenture; (d) failure by Holding for 30 days after notice from the Trustee or at least 25% in principal amount of the Debentures then outstanding to comply with the provisions described under Sections 4.07 or 4.09 of the Indenture; (e) failure by Holding for 60 days after notice from the Trustee or holders of at least 25% in principal amount of the Debentures then outstanding to comply with any of its other agreements in the Indenture or the Debentures; (f) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by Holding or any of its Restricted Subsidiaries (or the payment of which is guaranteed by Holding or any of its Restricted Subsidiaries) whether such Indebtedness or Guarantee now exists, or is created after the date of the Indenture, which default (i) is caused by a failure to pay principal of or premium, if any, or interest on such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a "Payment Default") or (ii) results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $10.0 million or more; (g) failure by Holding or any of its Subsidiaries to pay final judgments aggregating in excess of $5.0 million, which judgments are not paid, discharged or stayed for a period of 60 days; and (h) certain events of bankruptcy or insolvency as described in the Indenture.

                  If any Event of Default (other than certain events of bankruptcy or insolvency) occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Debentures may declare all the Debentures to be due and payable immediately. Upon any such declaration, the Debentures shall become due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Debentures shall be due and payable immediately without further action or notice. The Holders of a majority in aggregate principal amount of the then outstanding Debentures by written notice to the Trustee may on behalf of all of the Holders rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal or interest that has become due solely because of the acceleration) have been cured or waived. Holding is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and Holding is required upon becoming aware of any Default or Event of Default to deliver to the Trustee a statement specifying such Default or Event of Default.

                  13. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for Holding or its Affiliates, and may otherwise deal with Holding or its Affiliates, as if it were not the Trustee.

                  14. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder, of Holding, as such, shall not have any liability for any obligations of Holding under the Debentures or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Debenture waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Debentures.

                  15. AUTHENTICATION. This Debenture shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.



                                     A2-6

                  16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

                  17. ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL DEBENTURES AND RESTRICTED DEFINITIVE DEBENTURES. In addition to the rights provided to Holders of Debentures under the Indenture, Holders of Restricted Global Debentures and Restricted Definitive Debentures shall have all the rights set forth in the Debenture Registration Rights Agreement dated as of June 25, 1998, between Holding and the parties named on the signature pages thereof (the "Debenture Registration Rights Agreement"

                  18. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, Holding has caused CUSIP numbers to be printed on the Debentures and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Debentures or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

                  Holding will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Debenture Registration Rights Agreement. Requests may be made to:

                  AKI Holding Corp.
                  1815 East Main Street
                  Chattanooga, Tennessee 37404
                  Telecopier no.: 423-624-3301
                  Attention:  Chief Financial Officer




                                     A2-7

                                ASSIGNMENT FORM

To assign this Debenture, fill in the form below: (I) or (we) assign and transfer this Debenture to

(Insert assignee's soc. sec. or tax I.D. no.)


_______________________________________________________________________________

_______________________________________________________________________________
(Print or type assignee's name, address and zip code)

and irrevocably appoint________________________________________________________
to transfer this Debenture on the books of Holding. The agent may substitute another to act for him.

Date:                     Your Signature:____________________________
                          (Sign exactly as your name appears on the Debenture)


                          Tax Identification No:_____________________



Signature Guarantee.





                                     A2-8

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you want to elect to have this Debenture purchased by Holding pursuant to Section 4.10 or 4.15 of the Indenture, check the box below:

                  [ ] Section 4.10                       [ ] Section 4.15

                  If you want to elect to have only part of the Debenture purchased by Holding pursuant to Section 4.10 or Section 4.15 of the Indenture, state the amount you elect to have purchased: $________




Date:                     Your Signature:________________________________
                          (Sign exactly as your name appears on the Debenture)


                          Tax Identification No:_________________________


Signature Guarantee.






                                     A2-9

          SCHEDULE OF EXCHANGES OF REGULATION S TEMPORARY GLOBAL NOTE

                  The following exchanges of a part of this Regulation S Temporary Global Debenture for an interest in another Global Debenture, or of other Restricted Global Debentures for an interest in this Regulation S Temporary Global Debenture, have been made:


                                                                   Principal Amount       Signature of
                      Amount of decrease     Amount of increase     of this Global     authorized officer
                     in Principal Amount    in Principal Amount   Debenture following     of Trustee or
                            of this                of this           such decrease          Debenture
Date of Exchange       Global Debenture       Global Debenture       (or increase)          Custodian
----------------       ----------------       ----------------       -------------          ---------



























                                     A2-10

                                   EXHIBIT B
                        FORM OF CERTIFICATE OF TRANSFER

AKI Holding Corp.
1815 East Main Street
Chattanooga, Tennessee 37404
Telecopier no.: 423-624-3301
Attention:  Chief Financial Officer


State Street Bank and Trust Company
225 Asylum Street, 23rd Floor
Hartford, Connecticut  06103
Telecopier no.: 860-244-1844
Attention: Steve Cimalore

Re:      13 1/2% Senior Discount Debentures due 2009

                  Reference is hereby made to the Indenture, dated as of June 25, 1998 (the "Indenture"), between AKI Holding Corp. ("Holding"), as issuer, and State Street Bank and Trust Company, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
--------- -------

                  ______________, (the "Transferor") owns and proposes to transfer the Debenture[s] or interest in such Debenture[s] specified in Annex A hereto, in the principal amount of $___________ in such Debenture[s] or interests (the "Transfer"), to __________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that: ---------- -------- ----------

[CHECK ALL THAT APPLY]

1. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE 144A GLOBAL DEBENTURE OR A DEFINITIVE DEBENTURE PURSUANT TO RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Debenture is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Debenture for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Debenture will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Debenture and/or the Definitive Debenture and in the Indenture and the Securities Act.

2. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE TEMPORARY REGULATION S GLOBAL DEBENTURE, THE REGULATION S GLOBAL DEBENTURE OR A DEFINITIVE DEBENTURE PURSUANT TO REGULATION S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a Person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act and (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Debenture will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Global Debenture , the Temporary Regulation S Global Debenture and/or the Definitive Debenture and in the Indenture and the Securities Act.

3. [ ] CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE IAI GLOBAL DEBENTURE OR A DEFINITIVE DEBENTURE PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Debentures and Restricted Definitive Debentures and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

     (a) such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                       or

     (b) such Transfer is being effected to Holding or a subsidiary thereof;

                                       or

     (c) such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

                                       or

     (d) such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Debenture or Restricted Definitive Debentures and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit D to the Indenture and (2) if such Transfer is in respect of a principal amount of Debentures at the time of transfer of less than $250,000, an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Debenture will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the IAI Global Debenture and/or the Definitive Debentures and in the Indenture and the Securities Act.

4. Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Debenture or of an Unrestricted Definitive Debenture.

     (a) [ ] CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Debenture will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Debentures, on Restricted Definitive Debentures and in the Indenture.

     (b) [ ] CHECK IF TRANSFER IS PURSUANT TO REGULATION S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Debenture will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Debentures, on Restricted Definitive Debentures and in the Indenture.

     (c) [ ] CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Debenture will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Debentures or Restricted Definitive Debentures and in the Indenture.

                  This certificate and the statements contained herein are made for your benefit and the benefit of Holding.

                                               ________________________________
                                               [Insert Name of Transferor]

                                               BY:_____________________________
                                                  Name:
                                                  Title:

Dated:  ____________, ____

                       ANNEX A TO CERTIFICATE OF TRANSFER

1.      The Transferor owns and proposes to transfer the following:

                           [CHECK ONE OF (a) OR (b)]

     (a)  a beneficial interest in the:

                (i)     [ ] 144A Global Debenture (CUSIP          ), or

                (ii)    [ ] Regulation S Global Debenture (CUSIP          ), or

                (iii)   [ ] IAI Global Debenture (CUSIP         ), or

     (b)  a Restricted Definitive Debenture.


2.      After the Transfer the Transferee will hold:

                                                    [CHECK ONE]

     (a)  a beneficial interest in the:

                (i)     [ ] 144A Global Debenture (CUSIP         ), or
                (ii)    [ ] Regulation S Global Debenture (CUSIP         ), or
                (iii)   [ ] IAI Global Debenture (CUSIP         ), or
                (iv)    [ ] Unrestricted Global Debenture (CUSIP         ), or

     (b)  a Restricted Definitive Debenture, or

     (c)  an Unrestricted Definitive Debenture,
          in accordance with the terms of the Indenture.

                                   EXHIBIT C
                        FORM OF CERTIFICATE OF EXCHANGE


AKI Holding Corp.
1815 East Main Street
Chattanooga, Tennessee 37404
Telecopier no.: 423-624-3301
Attention:  Chief Financial Officer

State Street Bank and Trust Company
225 Asylum Street, 23rd Floor
Hartford, Connecticut  06103
Telecopier no.: 860-244-1844
Attention: Steve Cimalore

Re:      13 1/2% Senior Discount Debentures due 2009


                  Reference is hereby made to the Indenture, dated as of June 25, 1998 (the "Indenture"), between AKI Holding Corp. ("Holding"), as issuer, and State Street Bank and Trust Company, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  ____________, (the "Owner") owns and proposes to exchange the Debenture[s] or interest in such Debenture[s] specified herein, in the principal amount of $____________ in such Debenture[s] or interests (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

1. Exchange of Restricted Definitive Debentures or Beneficial Interests in a Restricted Global Debenture for Unrestricted Definitive Debentures or Beneficial Interests in an Unrestricted Global Debenture

                  (a) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL DEBENTURE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL DEBENTURE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Debenture for a beneficial interest in an Unrestricted Global Debenture in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Debentures and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Debenture is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                  (b) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL DEBENTURE TO UNRESTRICTED DEFINITIVE DEBENTURE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Debenture for an Unrestricted Definitive Debenture, the Owner hereby certifies (i) the Definitive Debenture is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Debentures and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Debenture is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                  (c) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE DEBENTURE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL DEBENTURE. In connection with the Owner's Exchange of a Restricted Definitive Debenture for a beneficial interest in an Unrestricted Global Debenture, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Debentures and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                  (d) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE DEBENTURE TO UNRESTRICTED DEFINITIVE DEBENTURE. In connection with the Owner's Exchange of a Restricted Definitive Debenture for an Unrestricted Definitive Debenture, the Owner hereby certifies (i) the Unrestricted Definitive Debenture is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Debentures and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Debenture is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

2. Exchange of Restricted Definitive Debentures or Beneficial Interests in Restricted Global Debentures for Restricted Definitive Debentures or Beneficial Interests in Restricted Global Debentures

                  (a) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL DEBENTURE TO RESTRICTED DEFINITIVE DEBENTURE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Debenture for a Restricted Definitive Debenture with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Debenture is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Debenture issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Debenture and in the Indenture and the Securities Act.

                  (b) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE DEBENTURE TO BENEFICIAL INTEREST IN A RESTRICTED GLOBAL DEBENTURE. In connection with the Exchange of the Owner's Restricted Definitive Debenture for a beneficial interest in the [CHECK ONE] "144A Global Debenture", "Regulation S Global Debenture", "IAI Global Debenture" with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Debentures and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Debenture and in the Indenture and the Securities Act.

                  .

                  This certificate and the statements contained herein are made for your benefit and the benefit of Holding.

                                                 ______________________________
                                                 [Insert Name of Owner]

                                                 BY:___________________________
                                                    Name:
                                                    Title:

Dated:            __________, ____

                                   EXHIBIT D
                            FORM OF CERTIFICATE FROM
                  ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR

AKI Holding Corp.
1815 East Main Street
Chattanooga, Tennessee 37404
Telecopier no.: 423-624-3301
Attention: Chief Financial Officer

State Street Bank and Trust Company
225 Asylum Street, 23rd Floor
Hartford, Connecticut  06103
Telecopier no.: 860-244-1844
Attention: Steve Cimalore

Re:      13 1/2% Senior Discount Debentures due 2009


         Reference is hereby made to the Indenture, dated as of June 25, 1998 (the "Indenture"), among AKI Holding Corp. ("Holding"), as issuer and State Street Bank and Trust Company, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         In connection with our proposed purchase of $____________ aggregate principal amount of:

                  (a) [ ] a beneficial interest in a Global Debenture, or

                  (b) [ ] a Definitive Debenture,

                  we confirm that:

     1. We understand that any subsequent transfer of the Debentures or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Debentures or any interest therein except in compliance with, such restrictions and conditions and the United States Securities Act of 1933, as amended (the "Securities Act").

     2. We understand that the offer and sale of the Debentures have not been registered under the Securities Act, and that the Debentures and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Debentures or any interest therein, we will do so only
         (A) to Holding or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (c) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to Holding a signed letter substantially in the form of this letter and, if such transfer is in respect of a principal amount of Debentures, at the time of transfer of less than $250,000, an Opinion of Counsel in form reasonably acceptable to Holding to the effect that such transfer is in compliance with the Securities Act,
         (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the provisions of Rule 144(k) under the Securities Act or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing the Definitive Debenture or beneficial interest in a Global Debenture from us in a transaction meeting the requirements of clauses (A) through (E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

     3. We understand that, on any proposed resale of the Debentures or beneficial interest therein, we will be required to furnish to you and Holding such certifications, legal opinions and other information as you and Holding may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Debentures purchased by us will bear a legend to the foregoing effect. We further understand that any subsequent transfer by us of the Debentures or beneficial interest therein acquired by us must be effected through one of the Placement Agents.

     4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Debentures, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

     5. We are acquiring the Debentures or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.


         You and Holding are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                             __________________________________________________
                             [Insert Name of Accredited Investor]


                             By:_______________________________________________
                                 Name:
                                 Title:

Dated: __________________, ____



                                      D-2